UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
200 West Street	Dechert LLP
New York, NY 10282	1775 I Street, NW
Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 28, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	February 28, 2010

Fundamental Equity Value Funds
Growth and Income
Large Cap Value
Mid Cap Value
Small Cap Value
U.S. Equity

Goldman Sachs Fundamental Equity Value Funds

■	GOLDMAN SACHS GROWTH AND INCOME FUND

■	GOLDMAN SACHS LARGE CAP VALUE FUND

■	GOLDMAN SACHS MID CAP VALUE FUND

■	GOLDMAN SACHS SMALL CAP VALUE FUND

■	GOLDMAN SACHS U.S. EQUITY FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Market Review	3
Portfolio Management Discussions and Performance Summaries	5
Schedules of Investments	29
Financial Statements	44
Notes to Financial Statements	51
Financial Highlights	66
Other Information	76

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Growth and Income Fund invests primarily in large capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Large Cap Value Fund invests primarily in large capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Mid Cap Value Fund invests primarily in mid capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Small Cap Value Fund invests primarily in small capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs U.S. Equity Fund invests primarily in large capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Although it does not currently intend to do so, the Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may also invest in foreign securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

What Differentiates the Goldman Sachs
Equity Value Investment Process?

Goldman Sachs’ Equity Value Team believes that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Through independent fundamental research, the Team seeks to identify and invest in quality businesses that are selling at compelling valuations.

At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach may include:

■ Meetings with management teams and on-site company visits

■ Industry-specific, proprietary financial and valuation models

■ Assessment of management quality

■ Analysis of each company’s competitive position and industry dynamics

■ Interviews with competitors, suppliers and customers

We seek to invest in companies:

■ When market uncertainty exists

■ When their economic value is not recognized by the market

We buy companies with quality characteristics. For us, this means companies that have:

■ Sustainable operating earnings, or competitive advantage

■ Excellent stewardship of capital

■ Capability to earn above their cost of capital

■ Strong or improving balance sheets and cash flow

Value portfolios that strive to offer:

              ■ Capital appreciation potential as each company’s true value is recognized in the marketplace

              ■ Investment style consistency

MARKET OVERVIEW

Goldman Sachs Fundamental Equity Value Funds

Market Review

Overall, U.S. equities rallied during the six months ended February 28, 2010 (the “Reporting Period”), with the Standard & Poor’s 500® Index (the S&P 500 Index) posting a return of 9.32% and the Russell 3000® Index generating a 9.96% return.

As the Reporting Period began in September 2009, U.S. equities, as measured by the S&P 500 Index, rose 3.73% — its seventh consecutive month of positive returns and a far cry from where it had been one year prior when the S&P 500 Index had fallen 8.91% in September 2008. Several factors drove the market higher in September 2009. Investors continued to rally around the anticipation of economic recovery. U.S. Gross Domestic Product (GDP) for the second calendar quarter shrank by 0.7%, but that was a sharp improvement from the first quarter’s 6.4% rate of decline. The Institute for Supply Management’s Non-Manufacturing Index improved to 50.9 in September, posting the first reading for non-manufacturing components of the economy in expansionary territory since September 2008. A falling U.S. dollar boosted commodity stocks and the stocks of companies doing a majority of their business outside the United States. Financial stocks continued to recover from the losses they absorbed into March 2009, and the technology sector’s strength continued. On the downside, unemployment levels remained high, as the rate trended up to 9.8% and consumer confidence, which had improved in August, dipped in September.

During the fourth quarter of 2009, economic data points were primarily positive, boosting the U.S. equity markets further, even with a weak October. As positive U.S. GDP figures were reported for the third calendar quarter, the S&P 500 Index’s 6.04% gain for the fourth calendar quarter overall reflected a growing sense that the nation was indeed exiting the recession. Market tailwinds included an improvement in consumer confidence, U.S. holiday retail sales that surpassed expectations, and an increase to a near four-year high of the Chicago Purchasing Manager Index, which indicates increasing business activity. The Bureau of Labor Statistics also reported encouraging data, as the unemployment rate, which had reached 10.2% in October, dipped down to 10.0% in November and initial jobless claims declined. In the housing space, Standard & Poor’s reported that home prices, though still down year-over-year, improved in October 2009. Sales of existing homes were up from their lows of one year prior. Another positive sign for the recovery was solid corporate earnings, which largely outpaced analyst estimates. Further, credit markets continued to display improved liquidity, while interest rates remained at low levels. The biggest areas of concern remained those around the consumer and the persistently high unemployment rate. While both of these areas showed some signs of stabilization and even slight improvement during the quarter, consumer spending remained under pressure due to a still-challenged labor market and still-high debt levels.

The major U.S. equity indices declined in January, with the S&P 500 Index down 3.60%, as investors struggled to digest a slew of political, financial and economic news. While many companies reported quarterly earnings that surpassed expectations, the positive results were overshadowed by political tensions in the U.S. and concerns that China’s credit tightening will slow the global economic recovery. In Washington, D.C., President Obama proposed a plan to place new limits on the size and activities of the country’s largest banks. This caused U.S. equity markets to decline, hitting financial stocks the hardest. Also on the political front, health care stocks rallied after Scott Brown’s upset win in Massachusetts left Democrats without the crucial 60th Senate vote believed to be needed for health care overhaul. Economic data points were mixed during January. On the positive side, it was reported that U.S. GDP grew at an annual rate of 5.7% during the fourth calendar quarter, the fastest pace in six

MARKET OVERVIEW

years, and the consumer confidence index improved in January. The Senate confirmed another term for Federal Reserve (Fed) Chairman Ben Bernanke, and the Fed pledged to hold interest rates near zero for an extended period. On the downside, unemployment remained elevated at 10%, and the housing sector disappointed with the latest report showing that new and existing home sales fell in December.

In February, the U.S. equity markets demonstrated resilience, with the S&P 500 Index increasing 3.10%. In its first GDP revision, the government reported that the U.S. economy actually grew 5.9% in the fourth quarter of 2009, its best performance since the third quarter of 2003. U.S. equity markets also rallied after Fed Chairman Bernanke stated twice that he expects interest rates to remain low for an extended period to help spur demand. Chairman Bernanke’s reassurance of low rates helped lift stocks even as a number of bearish economic reports were released. On the housing front, sales of new and existing homes unexpectedly fell in January. The disappointing sales were partially attributed to the homebuyer tax credit, initially set to expire in November but extended through June 2010, which pulled transactions forward and cut into potential purchases from future months. Also, consumer confidence declined and labor market data came in weak.

For the Reporting Period overall, performance within the S&P 500 Index was mixed, with no clear winner between economically-sensitive cyclical sectors and more defensive sectors. The consumer discretionary, industrials and health care sectors held up best. The telecommunication services, financials and utilities sectors were the weakest sectors in the S&P 500 Index for the Reporting Period.

From a capitalization perspective, mid-cap companies performed best, followed at some distance by small-cap companies and large-cap companies, which had little difference between them. Within large-cap companies, growth stocks outpaced value stocks by a solid margin. However, within the mid-cap and small-cap segments of the U.S. equity market, growth stocks edged out value stocks by only the slimmest amounts.

Looking Ahead

We were excited, at the end of the Reporting Period, to find ourselves with ample opportunities to buy what we believed to be quality businesses at deeply discounted valuations as we looked to the U.S. equity market over the next several months in 2010. Many quality stocks were inexpensive relative to their lower quality peers, a valuation gap we expect to narrow over time as we enter into what we believe may be a more normalized market environment. We expect earnings to accelerate due to economic improvement and unprecedented company level operating leverage driven by aggressive cost cutting. Low borrowing costs should be a further tailwind to earnings. As investors refocus on fundamentals, we believe that 2010 overall will be a fertile environment in which to generate added value.

We continue to anticipate increased stock-level differentiation going forward, distinguishing higher quality companies with robust business models from those likely to remain challenged. We see prospects in select companies that we believe are poised to benefit from a scenario of lower competition, higher pricing and improved market share. We maintain our focus on quality companies trading at compelling valuations and believe that this long-term discipline will help us navigate volatile markets. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

PORTFOLIO RESULTS

Growth and Income Fund

Portfolio Composition

The Fund invests primarily in large-cap U.S. equity investments that are believed to be undervalued. Under normal circumstances, the Fund invests at least 65% of its total assets in equity investments that the Goldman Sachs Value Equity Investment Team considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest up to 35% of its total assets in fixed income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective of long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Growth and Income Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Growth and Income Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 9.74%, 9.38%, 9.32%, 9.99%, 9.72%, 9.87% and 9.62%, respectively. These returns compare to the 8.52% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Individual stock selection overall contributed most to the Fund’s performance during the Reporting Period. Sector allocation overall detracted from the Fund’s results relative to the Russell Index, but only to a modest degree. That said, it should be noted that we do not make active sector or industry bets in managing this Fund, and so sector allocation is purely the result of our bottom-up stock selection.

Q	Which equity market sectors most significantly affected Fund performance?

A	Stock selection in the materials, financials and energy sectors contributed most positively to the Fund’s results. Having an overweighted allocation to consumer discretionary, which was the best-performing sector in the Russell Index during the Reporting Period, also helped the Fund’s performance. Detracting most from the Fund’s performance was weak stock selection in the health care, consumer discretionary and utilities sectors. Sector positioning in the industrials and health care sectors also hurt, though more modestly.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in integrated international oil producer Exxon Mobil, diversified chemical manufacturer Dow Chemical, satellite delivered digital television provider DISH Network, iron ore producer Cliffs Natural Resources, electric and electronic products manufacturer Emerson Electric and oil and natural gas exploration and production company EOG Resources.

Exxon Mobil was a top contributor, as the Fund was well positioned with an underweighting in this stock during a period when its share price was generally flat. We continued to like Exxon Mobil based on its proven management, superior full cycle returns compared to its peer group and its history of strong capital discipline with the strongest balance sheet and free cash flow in the industry. In our view, Exxon Mobil remained in an ideal position to make a large acquisition at depressed prices. Dow Chemical’s shares rose in large part because it did not go bankrupt as some analysts had anticipated and indeed its earnings were better than expected. The company was able to deleverage,

PORTFOLIO RESULTS

selling billions of dollars worth of assets, refinancing its debt and carrying out a successful equity offering.

DISH Network lived up to our investment thesis that it would generate high returns and substantial free cash flow from its strategic assets. Its management’s focus on improving its core operations and its customer care enabled the company to stabilize its subscriber base while its improved high definition channel offering helped drive average revenue per user growth. Shares of Cliffs Natural Resources, a new purchase for the Fund during the Reporting Period, rose as the company reported strong quarterly earnings and raised earnings guidance. Emerson Electric was also a top performer, as the company reported better than expected fiscal quarter earnings per share and raised earnings guidance for its fiscal year 2010. EOG Resources performed well, benefitting from global oil demand growth as the economy continued to recover. We trimmed the Fund’s position in EOG Resources during the Reporting Period, taking some profits.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were diversified conglomerate General Electric, telecommunications giant Sprint Nextel, consumer health care products manufacturer Johnson & Johnson, and two integrated electric power utility companies, Entergy and FirstEnergy.

General Electric detracted from relative performance because the Fund was underweight this diversified technology, media and financial services company during a period when its share price rose. General Electric was a new position for the Fund during the Reporting Period. We believed General Electric’s improved portfolio of business, significant cost reductions, potential for enhanced margins and improved return on invested capital in its industrial businesses made its prospects going forward attractive.

Shares of Sprint Nextel declined as the company continued to confront cyclical headwinds. Still, the company showed signs of improvement in its brand, quality of network and customer services during the Reporting Period. Its prepaid business took market share from competitors. A position in Johnson & Johnson detracted from relative performance, as political sensitivity surrounding proposed health care reform negatively impacted health care stocks broadly toward the end of 2009. Also, “patent cliff” issues—or the expiration of patent protection on select pharmaceuticals—affected Johnson & Johnson ahead of many of its competitors. Shares of Entergy and FirstEnergy both fell during the Reporting Period, struggling along with the utilities sector broadly. During the Reporting Period, the utilities sector generated modestly positive returns but was the second worst performing sector in the Russell Index. FirstEnergy also saw its share price decline on disappointing earnings.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	Among the Fund’s most significant sales during the Reporting Period were positions in cable services provider Comcast, oil and gas exploration and production company Devon Energy, financial services firm Morgan Stanley, pharmaceutical manufacturer Wyeth and integrated steel producer United States Steel.

In addition to those purchases already mentioned, the Fund established new positions during the Reporting Period in such names as Internet data networking products supplier Cisco Systems, diversified food and beverage company Kraft Foods, health care products company Covidien, satellite delivered digital television provider DIRECTV and independent oil and natural gas exploration and production company Apache.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, the Fund’s exposure to consumer discretionary, consumer staples, financials and utilities sectors decreased, and its allocations to health care, industrials, information technology and materials sectors increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2010?

A	At the end of February 2010, the Fund had overweighted positions relative to the Russell Index in the health care and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in the utilities, energy, industrials, financials and telecommunication services sectors and was rather neutrally weighted to the Index in consumer discretionary, consumer staples and materials sectors.

FUND BASICS

Growth and Income Fund
as of February 28, 2010

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2009–February 28, 2010	(based on NAV)[1]	Value Index[2]

Class A	9.74%	8.52%
Class B	9.38	8.52
Class C	9.32	8.52
Institutional	9.99	8.52
Service	9.72	8.52
Class IR	9.87	8.52
Class R	9.62	8.52

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	11.73%	-1.50%	0.14%	5.55%	2/5/93
Class B	12.34	-1.53	0.09	3.14	5/1/96
Class C	16.31	-1.13	-0.05	-0.17	8/15/97
Institutional	18.71	0.01	1.13	3.89	6/3/96
Service	18.12	-0.49	0.62	3.52	3/6/96
Class IR	18.51	N/A	N/A	-12.13	11/30/07
Class R	17.92	N/A	N/A	-12.52	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.18%	1.21%
Class B	1.93	1.96
Class C	1.93	1.96
Institutional	0.78	0.81
Service	1.28	1.31
Class IR	0.93	0.96
Class R	1.43	1.46

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/105

Holding	% of Net Assets	Line of Business

Bank of America Corp.	4.2%	Diversified Financial Services
JPMorgan Chase & Co.	4.0	Diversified Financial Services
Occidental Petroleum Corp.	3.4	Oil, Gas & Consumable Fuels
Baxter International, Inc.	3.0	Health Care Equipment & Supplies
Johnson & Johnson	2.7	Pharmaceuticals
Honeywell International, Inc.	2.6	Aerospace & Defense
General Electric Co.	2.5	Industrial Conglomerates
The Travelers Cos., Inc.	2.2	Insurance
Cisco Systems, Inc.	2.2	Communications Equipment
The Boeing Co.	2.2	Aerospace & Defense

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION6

As of February 28, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 1.4% of the Fund’s net assets at February 28, 2010.

PORTFOLIO RESULTS

Large Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in large-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Goldman Sachs Value Equity Investment Team defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 25% of its net assets in foreign securities, including securities quoted in foreign currencies. The Fund may also invest up to 20% of its net assets in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Large Cap Value Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Large Cap Value Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 10.10%, 9.61%, 9.66%, 10.28%, 10.00%, 10.21% and 10.04%, respectively. These returns compare to the 8.52% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Individual stock selection boosted the Fund’s results most relative to the Russell Index during the Reporting Period. Effective sector allocation overall also contributed positively to the Fund’s performance, though to a more modest degree.

Q	Which equity market sectors most significantly affected Fund performance?

A	Stock selection in the energy, materials and financials sectors helped the Fund’s performance most. Having underweighted allocations to the telecommunication services and utilities sectors, which each lagged the Russell Index during the Reporting Period, and an overweighted exposure to the consumer discretionary sector, which was the best-performing sector in the Russell Index during the Reporting Period, also contributed positively to the Fund’s results.

Detracting most from the Fund’s relative performance was weak individual stock selection in the utilities, consumer discretionary and health care sectors. Having an underweighted allocation to the industrials sector, which was the second best-performing sector in the Russell Index during the Reporting Period, further detracted.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in integrated international oil producer Exxon Mobil, diversified chemical manufacturer Dow Chemical, oil and natural gas exploration and production company EOG Resources, satellite delivered digital television provider DISH Network and electric and electronic products manufacturer Emerson Electric.

Exxon Mobil was a top contributor, as the Fund was well positioned with an underweighting in this stock during a period when its share price was generally flat. We continued to like Exxon Mobil based on its proven management, superior full cycle returns compared to its peer group and its history of strong capital discipline with the strongest balance sheet and free cash flow in the industry. In our view, Exxon Mobil remained in an ideal position to make a large acquisition at depressed prices. Dow Chemical’s shares rose in large part because it did not go bankrupt as some analysts had anticipated and indeed its earnings were better than expected. The company was able to deleverage, selling billions of dollars worth of assets, refinancing its debt and carrying out a successful equity offering.

PORTFOLIO RESULTS

EOG Resources performed well, benefitting from global oil demand growth as the economy continued to recover. We trimmed the Fund’s position in EOG Resources during the Reporting Period, taking some profits. DISH Network lived up to our investment thesis that it would generate high returns and substantial free cash flow from its strategic assets. Its management’s focus on improving its core operations and its customer care enabled the company to stabilize its subscriber base while its improved high definition channel offering helped drive average revenue per user growth. Emerson Electric was also a top performer, as the company reported better than expected fiscal quarter earnings per share and raised earnings guidance for its fiscal year 2010.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in diversified conglomerate General Electric, telecommunications giant Sprint Nextel, medical products manufacturer Baxter International, and two integrated electric power utility companies, FirstEnergy and Entergy.

General Electric detracted from relative performance because the Fund was underweight this diversified technology, media and financial services company during a period when its share price rose. General Electric was a new position for the Fund during the Reporting Period. We believed General Electric’s improved portfolio of business, significant cost reductions, potential for enhanced margins and improved return on invested capital in its industrial businesses made its prospects going forward attractive.

Shares of Sprint Nextel declined as the company continued to confront cyclical headwinds. Still, the company showed signs of improvement in its brand, quality of network and customer services during the Reporting Period. Its prepaid business took market share from competitors. Baxter International detracted from the Fund’s results, but we continued to hold this position as we like this leading health care manufacturer with high returns on invested capital and strong quality management focused on improving margins. Shares of FirstEnergy and Entergy both fell during the Reporting Period, struggling along with the utilities sector broadly. During the Reporting Period, the utilities sector generated modestly positive returns but was the second worst performing sector in the Russell Index. FirstEnergy also saw its share price decline on disappointing earnings.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	Among the Fund’s most significant sales during the Reporting Period were positions in cable services provider Comcast, oil and gas exploration and production company Devon Energy, pharmaceutical manufacturer Wyeth, oilfield services provider Weatherford International and integrated steel producer United States Steel.

In addition to those purchases already mentioned, the Fund established new positions during the Reporting Period in such names as Merck, iron ore producer Cliffs Natural Resources, independent oil and natural gas exploration and production company Newfield Exploration, health care products company Covidien and satellite delivered digital television provider DIRECTV.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, the Fund’s exposure to the consumer discretionary, consumer staples, utilities and financials sectors decreased and its allocation to the industrials and information technology sectors increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2010?

A	At the end of February 2010, the Fund had overweighted positions relative to the Russell Index in the health care and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in the telecommunication services, utilities and energy sectors and was rather neutrally weighted to the Index in the consumer discretionary, consumer staples, financials, industrials, and materials sectors.

FUND BASICS

Large Cap Value Fund
as of February 28, 2010

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2009–February 28, 2010	(based on NAV)[1]	Value Index[2]

Class A	10.10%	8.52%
Class B	9.61	8.52
Class C	9.66	8.52
Institutional	10.28	8.52
Service	10.00	8.52
Class IR	10.21	8.52
Class R	10.04	8.52

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	17.88%	-0.84%	2.67%	2.66%	12/15/99
Class B	18.84	-0.84	2.62	2.61	12/15/99
Class C	22.87	-0.44	2.48	2.46	12/15/99
Institutional	25.24	0.70	3.65	3.63	12/15/99
Service	24.71	0.20	3.19	3.17	12/15/99
Class IR	25.11	N/A	N/A	-10.72	11/30/07
Class R	24.53	N/A	N/A	-11.09	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.19%	1.19%
Class B	1.94	1.94
Class C	1.94	1.94
Institutional	0.79	0.79
Service	1.29	1.29
Class IR	0.94	0.94
Class R	1.44	1.44

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/105

Holding	% of Net Assets	Line of Business

JPMorgan Chase & Co.	4.6%	Diversified Financial Services
Bank of America Corp.	4.2	Diversified Financial Services
Occidental Petroleum Corp.	3.5	Oil, Gas & Consumable Fuels
General Electric Co.	2.7	Industrial Conglomerates
Baxter International, Inc.	2.7	Health Care Equipment & Supplies
Honeywell International, Inc.	2.6	Aerospace & Defense
Merck & Co., Inc.	2.4	Pharmaceuticals
Hewlett-Packard Co.	2.4	Computers & Peripherals
WellPoint, Inc.	2.3	Health Care Providers & Services
Cisco Systems, Inc.	2.2	Communications Equipment

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION6

As of February 28, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets at February 28, 2010.

PORTFOLIO RESULTS

Mid Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in mid-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Mid Cap Value Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Mid Cap Value Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 12.73%, 12.32%, 12.29%, 12.95%, 12.71%, 12.88% and 12.60%, respectively. These returns compare to the 13.51% cumulative total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Individual stock selection overall detracted from the Fund’s results. Sector allocation overall contributed positively to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the materials and energy sectors contributed most positively to the Fund’s results. Having an overweighted allocation to the energy sector, which outpaced the Russell Index during the Reporting Period, also helped the Fund’s performance.

Detracting most from the Fund’s performance was weak stock selection in the consumer discretionary, consumer staples, telecommunication services and financials sectors. There were no significant detractors from Fund results from a sector allocation perspective during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in iron ore producer Cliffs Natural Resources, oil and natural gas producer Whiting Petroleum, independent oil and natural gas exploration and production company Newfield Exploration, diversified chemical company Huntsman and satellite delivered digital television provider DISH Network.

Shares of Cliffs Natural Resources rose as the company reported strong quarterly earnings and raised earnings guidance. Shares of both Whiting Petroleum and Newfield Exploration were boosted by the announcement of a major acquisition in the energy industry, signaling potential future consolidation, as well as by improving energy prices during the later half of the Reporting Period. We trimmed the Fund’s positions in both of the exploration and production companies during the Reporting Period, taking some profits. Huntsman, a new position for the Fund during the Reporting Period, performed well, as this materials sector stock was tied to economic recovery and had high operating leverage. DISH Network lived up to our investment thesis that it would generate high returns and substantial free cash flow from its strategic assets. Its management’s focus on improving its core operations and its customer

PORTFOLIO RESULTS

care enabled the company to stabilize its subscriber base while its improved high definition channel offering helped drive average revenue per user growth.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in insurance companies Principal Financial Group and W.R. Berkley, telecommunications giant Sprint Nextel, and integrated electric power utility companies FirstEnergy and PPL.

Both Principal Financial Group and W.R. Berkley detracted from Fund results during the Reporting Period, but we added to the Fund’s positions in each on weakness. We believed both of these insurance companies have the opportunity for pricing improvement and market share gains due to decreased competition. Shares of Sprint Nextel declined as the company continued to confront cyclical headwinds. Still, the company showed signs of improvement in its brand, quality of network and customer services during the Reporting Period. Its prepaid business took market share from competitors. Shares of FirstEnergy and PPL both fell during the Reporting Period, struggling along with the utilities sector broadly. During the Reporting Period, the utilities sector generated solid single-digit positive returns but was the worst performing sector in the Russell Index. FirstEnergy also saw its share price decline on disappointing earnings. Shares of PPL, which has its largest and most important operations located in Pennsylvania, was further pressured by weak industrial sales and lower power prices.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	Among the Fund’s most significant sales during the Reporting Period were positions in independent oil and natural gas exploration and production company Noble Energy, integrated steel producer United States Steel, industrial and specialty gas producer and distributor Airgas, and integrated electric power utility companies Entergy and American Electric Power.

In addition to those purchases already mentioned, the Fund established new positions during the Reporting Period in such names as multi-media company CBS, natural gas-focused energy company Questar, bank holding company Comerica, diversified financial services company Fifth Third Bancorp and motorcycle manufacturer Harley-Davidson.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, the Fund’s exposure to the consumer discretionary and consumer staples sectors decreased, and its allocation to the health care sector increased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2010?

A	At the end of February 2010, the Fund had overweighted positions relative to the Russell Index in the energy and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in the consumer staples, industrials and utilities sectors and was rather neutrally weighted to the Russell Index in the consumer discretionary, financials, information technology, materials and telecommunication services sectors.

FUND BASICS

Mid Cap Value Fund
as of February 28, 2010

PERFORMANCE REVIEW

September 1, 2009–February 28, 2010	Fund Total Return (based on NAV)[1]	Russell Midcap Value Index[2]

Class A	12.73%	13.51%
Class B	12.32	13.51
Class C	12.29	13.51
Institutional	12.95	13.51
Service	12.71	13.51
Class IR	12.88	13.51
Class R	12.60	13.51

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell Midcap Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	25.42%	1.20%	9.02%	6.82%	8/15/97
Class B	26.66	1.18	8.98	6.81	8/15/97
Class C	30.66	1.59	8.82	6.53	8/15/97
Institutional	33.19	2.76	10.07	10.59	8/1/95
Service	32.49	2.24	9.54	7.41	7/18/97
Class IR	32.95	N/A	N/A	-7.34	11/30/07
Class R	N/A	N/A	N/A	27.63	1/6/09

[3]	The Standardized Average Annual Total Returns are average annual total returns (or cumulative total returns if period is less than one year) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not represent future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.19%	1.19%
Class B	1.94	1.94
Class C	1.94	1.94
Institutional	0.79	0.79
Service	1.29	1.29
Class IR	0.94	0.94
Class R	1.44	1.44

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/105

Holding	% of Net Assets	Line of Business

Newfield Exploration Co.	2.7%	Oil, Gas & Consumable Fuels
W.R. Berkley Corp.	2.1	Insurance
DISH Network Corp.	2.1	Media
Cliffs Natural Resources, Inc.	2.1	Metals & Mining
Range Resources Corp.	2.0	Oil, Gas & Consumable Fuels
Huntsman Corp.	1.8	Chemicals
CBS Corp. Class B	1.8	Media
Whiting Petroleum Corp.	1.8	Oil, Gas & Consumable Fuels
Eaton Corp.	1.7	Machinery
Questar Corp.	1.6	Gas Utilities

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION6

As of February 28, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 3.6% of the Fund’s net assets at February 28, 2010.

PORTFOLIO RESULTS

Small Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. The Fund seeks its investment objective of long-term capital appreciation by investing in small-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Value Equity Investment Team discusses the Goldman Sachs Small Cap Value Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Small Cap Value Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 12.68%, 12.26%, 12.25%, 12.92%, 12.70%, 12.83% and 12.55%, respectively. These returns compare to the 10.53% cumulative total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Individual stock selection overall contributed most positively to the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation overall also boosted the Fund’s relative results, though to a more modest degree.

Q	Which equity market sectors most significantly affected Fund performance?

A	Stock selection in the energy, consumer discretionary, health care, utilities, financials and consumer staples sectors helped the Fund’s performance most. Detracting most from the Fund’s performance was weak stock selection in the materials and telecommunication services sectors. There were no significant contributors or detractors during the Reporting Period from a sector positioning perspective.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from several positions in the energy sector, including premier independent oil and natural gas exploration and production companies Atlas Energy, Brigham Exploration and Rex Energy. Other top contributors to the Fund’s semi-annual results were polymer and plastics company PolyOne and outpatient respiratory therapy services provider Lincare Holdings.

Atlas Energy, owner of the Marcellus Shale of Pennsylvania, which is considered the best natural gas shale in the U.S., outperformed as it successfully executed its exploration and development program of its Marcellus Shale acreage. In turn, the market began rewarding the company for its asset value potential. Brigham Exploration’s stock was driven up by the fact that the company continued to drill some of the best wells in the Bakken Shale, the leading oil play in the U.S., and was able to beat expectations on production and profitability. Rex Energy was a top contributor to Fund performance as it completed drilling its first horizontal well in the Marcellus Shale region. The well showed encouraging results and is expected to be a relatively good indicator of the potential

PORTFOLIO RESULTS

for other wells in the region. Rex Energy continued to build out acreage in the Marcellus Shale area and currently has three projects under way.

Shares of PolyOne, a long-term holding for the Fund, rose, as the market began to recognize the company’s turn-around, restructuring story. Under a strong management team, PolyOne shifted from being a commodity chemical company to a specialty chemical company and benefited in recent months from the transition in focus. Lincare Holdings, after significant Medicare reimbursement cuts last year, benefited during the Reporting Period from two related factors. First, Lincare Holdings gained market share both from weakened smaller competitors who were impacted more severely by the Medicare cuts and from larger competitors who were heavily leveraged and generally had enervated balance sheets. Second, Lincare Holdings’ shares rose upon the perception that the Medicare cuts had been too severe and that reimbursement should be more benign going forward.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in airline AirTran Holdings, insurance company Meadowbrook Insurance Group, outsourced telecommunication services provider Premiere Global Services, surgical instruments manufacturer Symmetry Medical and offshore oil and gas industry marine transportation services provider Hornbeck Offshore Services.

Shares of AirTran Holdings pulled back, partly due to rising oil prices. Despite near term weakness, we added to the Fund’s position in the low cost airline carrier by participating in its equity offering in the fourth calendar quarter. We believe AirTran Holdings should benefit from ancillary fees. Meadowbrook Insurance Group did not undergo any fundamental changes other than those that affected the property and casualty industry at large, but its stock proved rather illiquid and somewhat volatile during the Reporting Period and thus it detracted from relative performance. Premier Global Services’ shares lagged, as its historically resilient business model finally slowed, and the company made the decision to invest in support of products and services to be launched in the future.

Symmetry Medical was pressured by investor anticipation of reduced and delayed orders. Despite its near term weakness, we continued to like this leading provider of components to the orthopedics industry based primarily on its diversified revenue sources and on favorable secular trends of an aging population. The Fund’s position in Hornbeck Offshore Services detracted from relative performance, as we underestimated how long it would take for the offshore service vessel market to see improvement. Further, the company’s full-year 2010 earnings guidance, announced during the Reporting Period, was below expectations.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	Among the Fund’s most significant sales during the Reporting Period were positions in enterprise software provider Lawson Software, insurance broker Willis Group Holdings, Chuck E. Cheese restaurant owner and franchiser CEC Entertainment, oil and gas exploration and production company Goodrich Petroleum, and oil field services company Oil States International.

The Fund established new positions during the Reporting Period in such names as fabric and craft retailer Jo-Ann Stores, diversified discount retailer HSN (commonly known as Home Shopping Network), electric machinery manufacturer Regal-Beloit, and oil and natural gas exploration and production companies Resolute Energy and Rosetta Resources.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, the Fund’s exposure to the financials sector decreased and its allocation to the industrials sector increased modestly relative to the Russell Index. Other than these, there were no major changes in sector allocation during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2010?

A	At the end of February 2010, the Fund was rather neutrally weighted to the Russell Index in most sectors. The only exceptions were the Fund’s underweighted positions compared to the Russell Index in the financials and utilities sectors as of February 28, 2010.

FUND BASICS

Small Cap Value Fund
as of February 28, 2010

PERFORMANCE REVIEW

	Fund Total Return	Russell 2000
September 1, 2009–February 28, 2010	(based on NAV)[1]	Value Index[2]

Class A	12.68%	10.53%
Class B	12.26	10.53
Class C	12.25	10.53
Institutional	12.92	10.53
Service	12.70	10.53
Class IR	12.83	10.53
Class R	12.55	10.53

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	20.69%	0.06%	9.67%	9.18%	10/22/92
Class B	21.84	0.06	9.60	7.72	5/1/96
Class C	25.84	0.46	9.44	6.25	8/15/97
Institutional	28.34	1.62	10.73	7.49	8/15/97
Service	27.68	1.11	10.18	6.96	8/15/97
Class IR	28.06	N/A	N/A	-3.83	11/30/07
Class R	27.51	N/A	N/A	-4.27	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.50%	1.50%
Class B	2.25	2.25
Class C	2.25	2.25
Institutional	1.10	1.10
Service	1.60	1.60
Class IR	1.25	1.25
Class R	1.75	1.75

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/105

Holding	% of Net Assets	Line of Business

El Paso Electric Co.	1.5%	Electric Utilities
Atlas Energy, Inc.	1.4	Oil, Gas & Consumable Fuels
Amedisys, Inc.	1.4	Health Care Providers & Services
American Campus Communities, Inc.	1.4	Real Estate Investment Trusts
Entertainment Properties Trust	1.1	Real Estate Investment Trusts
Kaiser Aluminum Corp.	1.1	Metals & Mining
Actuant Corp.	1.1	Machinery
National Retail Properties, Inc.	1.1	Real Estate Investment Trusts
Watsco, Inc.	1.0	Trading Companies & Distributors
AirTran Holdings, Inc.	1.0	Airlines

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION6

As of February 28, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 12.9% of the Fund’s net assets at February 28, 2010.

PORTFOLIO RESULTS

U.S. Equity Fund

Portfolio Composition

The Fund seeks long-term growth of capital. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a diversified portfolio of equity investments in U.S. large-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Standard & Poor’s 500 Index. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be high-quality companies that have compelling prospects and attractive valuations. The Fund may also invest up to 20% of its net assets in foreign securities. The Fund may also, but does not currently intend to, invest in fixed income securities, including government, corporate and bank debt obligations. The Goldman Sachs Growth Equity Investment Team uses fundamental research to find strong business franchises with favorable long-term growth prospects and excellent management. Investment criteria include dominant market share, positive free cash flow, enduring competitive advantages and sustainable growth. The process also includes a valuation component. The Goldman Sachs Value Equity Investment Team’s philosophy is based on the belief that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. The Team uses a strong valuation discipline to purchase well-positioned, cash-generating businesses run by shareholder-oriented management teams.

Portfolio Management Discussion and Analysis
The Goldman Sachs U.S. Equity Fund commenced operations on November 30, 2009. Below, the Goldman Sachs Growth Equity Investment Team and the Goldman Sachs Value Equity Investment Team discuss the Goldman Sachs U.S. Equity Fund’s performance and positioning for the period December 1, 2009 through February 28, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs U.S. Equity Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 2.77%, 2.60%, 2.90%, 2.89% and 2.75%, respectively. These returns compare to the 1.32% cumulative total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (the “S&P 500 Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Individual stock selection overall contributed most to the Fund’s performance during the Reporting Period. Sector allocation overall also added to the Fund’s results relative to the S&P 500 Index, but to a far more modest degree. That said, it should be noted that we do not make active sector or industry bets in managing this Fund, and so sector allocation is purely the result of our bottom-up stock selection.

Q	Which equity market sectors most significantly affected Fund performance?

A	Stock selection in the energy, health care, industrials, materials, financials and telecommunication services sectors contributed most positively to the Fund’s results. Detracting most from the Fund’s performance was weak stock selection in the consumer discretionary sector. There were no significant contributors or detractors during the Reporting Period from a sector positioning perspective.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the S&P 500 Index from positions in integrated international oil producer Exxon Mobil, biomedical therapies manufacturer Biogen Idec, aerospace/defense company Boeing and enterprise software supplier Oracle.

PORTFOLIO RESULTS

The Fund’s underweighting in Exxon Mobil contributed to its relative performance during a period when the company’s share price generally declined. We continued to like Exxon Mobil based on its proven management, superior full cycle returns compared to its peer groups and its history of capital discipline with the strongest balance sheet and free cash flow in the industry.

Shares of Biogen Idec rose significantly in price during the Reporting Period in part for company-specific reasons and in part due to the health care sector’s performance overall. During the Reporting Period, the health care sector was the third best performing sector in the S&P 500 Index. Biogen Idec is a biopharmaceutical company that focuses on developing and commercializing biologics and drugs for the treatment of cancer and inflammatory diseases. It has several key biologics for the treatment of multiple sclerosis and lymphoma where the products compete in essentially monopolies or oligopolies, allowing for significant pricing power. At the time of purchase, we believed that the company was trading at a discount to its peers, allowing us to establish a position in this dominant biopharmaceutical business at an attractive valuation.

Shares of Boeing rallied after the company reported fourth quarter earnings results that beat expectations. Investors were pleased with the company’s outlook for 2010 and encouraging comments on 2011. More specifically, Boeing announced that it does not plan to cut production rates of its 737 aircraft, and the company is projecting significantly higher free cash flow for 2011 than investors expected. In addition, we believe its 787 development will continue to be a key driver of shareholder value for the foreseeable future.

Oracle contributed to performance during the Reporting Period as it reported strong quarterly results and provided an encouraging outlook. The company’s software license revenues and product support revenues were above expectations as demand improved. Oracle also provided positive commentary about its product pipeline. Further, in late January 2010, Oracle announced that it had completed its acquisition of Sun Microsystems in a deal valued at more than $7 billion, a move that transforms the database and business-software giant into a hardware company as well. We believe the acquisition of Sun Microsystems should complement Oracle’s product portfolio and strengthen its long-term industry position.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index was a position in QUALCOMM, a digital wireless communications product and services developer. During the Reporting Period, QUALCOMM reported second fiscal quarter earnings that were ahead of consensus, but its shares traded down as the semiconductor chipmaker’s guidance disappointed investors. The company lowered its full-year sales guidance due to lower chipset and handset pricing. In our view, the sell-off was overdone given the company’s dominant market position in 3G (third generation) handsets and its growth opportunities in emerging markets and new consumer products.

There were no other individual positions that detracted significantly from the Fund’s results. Holdings that detracted to only a modest degree included money transfer services provider Western Union; telecommunications giant Sprint Nextel; financial derivatives exchange operator CME Group; and beauty products manufacturer and marketer Avon Products.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	With the Fund launching on November 30, 2009, our focus during the Reporting Period was on building the Fund’s portfolio in a prudent manner to reach its fully invested status rather than on making significant sales or changes in the Fund’s weightings.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2010?

A	At the end of February 2010, the Fund had overweighted positions relative to the S&P 500 Index in the health care, consumer discretionary and financials sectors. On the same date, the Fund had underweighted positions compared to the S&P 500 Index in the utilities, energy, materials and industrials sectors and was rather neutrally weighted to the Index in the telecommunication services, consumer staples and information technology sectors.

FUND BASICS

U.S. Equity Fund
as of February 28, 2010

PERFORMANCE REVIEW

	Fund Total Return	S&P 500
December 1, 2009–February 28, 2010	(based on NAV)[1]	(TR, unhedged, USD)

Class A	2.77%	1.32%
Class C	2.60	1.32
Institutional	2.90	1.32
Class IR	2.89	1.32
Class R	2.75	1.32

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

STANDARDIZED TOTAL RETURNS2

For the period ended 12/31/09	Since Inception	Inception Date

Class A	-3.15%	11/30/09
Class C	1.40	11/30/09
Institutional	2.50	11/30/09
Class IR	2.49	11/30/09
Class R	2.45	11/30/09

[2]	The Standardized Total Returns are the cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS3

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.18%	2.59%
Class C	1.93	3.34
Institutional	0.78	2.19
Class IR	0.93	2.34
Class R	1.43	2.84

[3]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/104

Holding	% of Net Assets	Line of Business

Johnson & Johnson	3.1%	Pharmaceuticals
JPMorgan Chase & Co.	3.0	Diversified Financial Services
PepsiCo., Inc.	2.9	Beverages
Baxter International, Inc.	2.8	Health Care Equipment & Supplies
Apple, Inc.	2.7	Computers & Peripherals
Occidental Petroleum Corp.	2.7	Oil, Gas & Consumable Fuels
Microsoft Corp.	2.7	Software
The Procter & Gamble Co.	2.6	Household Products
Oracle Corp.	2.5	Software
Bank of America Corp.	2.5	Diversified Financial Services

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION5

As of February 28, 2010

[5]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

GOLDMAN SACHS GROWTH AND INCOME FUND

Schedule of Investments
February 28, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 97.7%

Aerospace & Defense – 4.8%
881,101	Honeywell International, Inc.	$35,385,016
480,000	The Boeing Co.	30,316,800

		65,701,816

Auto Components – 1.2%
544,605	Johnson Controls, Inc.	16,937,215

Automobiles* – 0.6%
710,400	Ford Motor Co.	8,340,096

Biotechnology* – 1.7%
431,800	Biogen Idec, Inc.	23,753,318

Capital Markets – 4.0%
613,300	Bank of New York Mellon Corp.	17,491,316
96,278	Franklin Resources, Inc.	9,793,398
706,573	Invesco Ltd.	13,848,831
310,700	State Street Corp.	13,953,537

		55,087,082

Chemicals – 2.6%
494,700	Huntsman Corp.	6,792,231
1,030,427	The Dow Chemical Co.	29,171,388

		35,963,619

Commercial Banks – 2.0%
187,768	HSBC Holdings PLC ADR(a)	10,312,219
97,559	M&T Bank Corp.(a)	7,553,993
417,000	SunTrust Banks, Inc.	9,928,770

		27,794,982

Communications Equipment – 2.6%
1,250,000	Cisco Systems, Inc.*	30,412,500
159,800	QUALCOMM, Inc.	5,863,062

		36,275,562

Computers & Peripherals – 2.0%
550,134	Hewlett-Packard Co.	27,941,306

Diversified Financial Services – 8.2%
3,474,430	Bank of America Corp.	57,884,004
1,329,713	JPMorgan Chase & Co.	55,808,054

		113,692,058

Diversified Telecommunication Services – 2.6%
509,522	CenturyTel, Inc.	17,461,319
1,143,700	Koninklijke (Royal) KPN NV ADR(a)	18,322,074

		35,783,393

Electric Utilities – 4.2%
368,347	American Electric Power Co., Inc.	12,383,826
368,316	Entergy Corp.	27,980,967
366,397	FirstEnergy Corp.	14,161,244
113,931	PPL Corp.	3,244,755

		57,770,792

Electrical Equipment – 1.7%
508,400	Emerson Electric Co.	24,067,656

Energy Equipment & Services – 2.8%
685,829	Halliburton Co.	20,677,744
295,900	Schlumberger Ltd.	18,079,490

		38,757,234

Food & Staples Retailing – 1.3%
318,604	Wal-Mart Stores, Inc.	17,226,918

Food Products – 4.2%
293,217	General Mills, Inc.	21,114,556
892,969	Kraft Foods, Inc.	25,387,109
403,391	Unilever NV	12,138,035

		58,639,700

Health Care Equipment & Supplies – 4.6%
723,418	Baxter International, Inc.	41,184,187
457,305	Covidien PLC	22,462,821

		63,647,008

Health Care Providers & Services – 1.9%
408,400	Aetna, Inc.	12,247,916
234,300	WellPoint, Inc.*	14,496,141

		26,744,057

Household Durables – 0.8%
796,848	Newell Rubbermaid, Inc.	10,956,660

Industrial Conglomerates – 2.5%
2,145,300	General Electric Co.	34,453,518

Insurance – 7.5%
463,300	Aflac, Inc.	22,910,185
155,488	Everest Re Group Ltd.	13,281,785
598,180	Marsh & McLennan Cos., Inc.	13,889,740
418,200	Prudential Financial, Inc.	21,917,862
588,892	The Travelers Cos., Inc.	30,969,830

		102,969,402

Media – 4.9%
690,900	CBS Corp. Class B	8,974,791
646,900	DIRECTV*	21,897,565
1,206,800	DISH Network Corp.	24,099,796
564,200	Reed Elsevier NV ADR	12,931,464

		67,903,616

Metals & Mining – 1.9%
457,900	Cliffs Natural Resources, Inc.	25,825,560

Multiline Retail – 1.0%
259,401	Target Corp.	13,364,340

Oil, Gas & Consumable Fuels – 13.5%
204,400	Apache Corp.	21,184,016
257,300	BP PLC ADR	13,690,933
188,600	Chevron Corp.	13,635,780
288,414	EOG Resources, Inc.	27,125,337
316,167	Exxon Mobil Corp.	20,550,855
356,054	Hess Corp.	20,935,975
260,500	Newfield Exploration Co.*	13,303,735
582,466	Occidental Petroleum Corp.	46,509,910

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Schedule of Investments (continued)
February 28, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)

187,100	Range Resources Corp.	$9,469,131

		186,405,672

Pharmaceuticals – 4.1%
587,299	Johnson & Johnson	36,999,837
543,947	Merck & Co., Inc.	20,060,765

		57,060,602

Real Estate Investment Trusts – 1.2%
451,400	Annaly Capital Management, Inc.	8,296,732
1,090,200	MFA Financial, Inc.	7,893,048

		16,189,780

Software – 1.5%
840,400	Oracle Corp.	20,715,860

Specialty Retail – 2.3%
737,102	Staples, Inc.	18,987,748
298,900	The TJX Cos., Inc.	12,443,207

		31,430,955

Thrifts & Mortgage Finance(a) – 1.0%
910,479	New York Community Bancorp, Inc.	14,103,320

Tobacco – 1.0%
272,520	Philip Morris International, Inc.	13,348,030

Wireless Telecommunication Services* – 1.5%
6,354,873	Sprint Nextel Corp.	21,161,727

TOTAL COMMON STOCKS
(Cost $1,262,013,615)		$1,350,012,854

Shares	Rate	Value

Preferred Stock(b)(c) – 1.0%

JPMorgan Chase & Co.
13,044,000	7.900%	$13,485,018
(Cost $10,669,490)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(d) – 1.4%

Repurchase Agreement – 1.4%
Joint Repurchase Agreement Account II
$19,000,000	0.119%	03/01/10	$19,000,000
Maturity Value: $19,000,188
(Cost $19,000,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,291,683,105)			$1,382,497,872

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(e) – 1.4%

Boston Global Investment Trust – Enhanced Portfolio
19,961,469	0.139%	$19,961,469
(Cost $19,943,666)

TOTAL INVESTMENTS – 101.5%
(Cost $1,311,626,771)		$1,402,459,341

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.5)%		(21,194,027)

NET ASSETS – 100.0%		$1,381,265,314

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Securities with “Call” features with resetting interest rates.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2010.

(d)	Joint repurchase agreement was entered into on February 26, 2010. Additional information appears on pages 42-43.

(e)	Represents an affiliated issuer.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments
February 28, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 98.4%

Aerospace & Defense – 4.3%
1,903,647	Honeywell International, Inc.	$76,450,463
820,311	The Boeing Co.	51,810,843

		128,261,306

Auto Components – 1.3%
1,276,146	Johnson Controls, Inc.	39,688,141

Automobiles* – 0.7%
1,676,132	Ford Motor Co.	19,677,790

Biotechnology* – 1.7%
926,079	Biogen Idec, Inc.	50,943,606

Capital Markets – 4.8%
1,445,219	Bank of New York Mellon Corp.	41,217,646
352,907	Franklin Resources, Inc.	35,897,700
1,851,270	Invesco Ltd.	36,284,892
652,547	State Street Corp.	29,305,886

		142,706,124

Chemicals – 2.1%
2,196,485	The Dow Chemical Co.	62,182,490

Commercial Banks – 1.0%
1,210,770	SunTrust Banks, Inc.	28,828,434

Communications Equipment – 2.8%
2,680,323	Cisco Systems, Inc.*	65,212,258
520,617	QUALCOMM, Inc.	19,101,438

		84,313,696

Computers & Peripherals – 2.4%
1,400,677	Hewlett-Packard Co.	71,140,385

Consumer Finance* – 1.6%
4,224,201	SLM Corp.	47,226,567

Diversified Financial Services – 8.8%
7,465,328	Bank of America Corp.	124,372,365
3,291,465	JPMorgan Chase & Co.	138,142,786

		262,515,151

Electric Utilities – 4.0%
622,201	American Electric Power Co., Inc.	20,918,398
800,585	Entergy Corp.	60,820,442
947,329	FirstEnergy Corp.	36,614,266

		118,353,106

Electrical Equipment – 2.1%
1,292,444	Emerson Electric Co.	61,184,299

Energy Equipment & Services – 2.8%
1,467,511	Halliburton Co.	44,245,456
636,358	Schlumberger Ltd.	38,881,474

		83,126,930

Food & Staples Retailing – 1.2%
672,993	Wal-Mart Stores, Inc.	36,388,731

Food Products – 3.8%
627,141	General Mills, Inc.	45,160,423
1,520,316	Kraft Foods, Inc.	43,222,584

865,187	Unilever NV(a)	26,033,477

		114,416,484

Health Care Equipment & Supplies – 5.2%
1,399,090	Baxter International, Inc.	79,650,194
371,413	Becton, Dickinson & Co.	28,921,930
967,746	Covidien PLC	47,535,684

		156,107,808

Health Care Providers & Services* – 2.3%
1,090,264	WellPoint, Inc.	67,454,634

Household Durables – 0.8%
1,679,307	Newell Rubbermaid, Inc.	23,090,471

Industrial Conglomerates – 2.7%
4,977,226	General Electric Co.	79,934,250

Insurance – 8.5%
1,270,123	Aflac, Inc.	62,807,582
430,144	Everest Re Group Ltd.	36,742,900
1,307,891	Marsh & McLennan Cos., Inc.	30,369,229
1,182,624	Prudential Financial, Inc.	61,981,324
1,157,128	The Travelers Cos., Inc.	60,853,362

		252,754,397

Machinery – 0.7%
317,449	Eaton Corp.	21,624,626

Media – 4.9%
1,453,918	CBS Corp. Class B	18,886,395
1,365,658	DIRECTV*	46,227,523
2,594,412	DISH Network Corp.	51,810,408
990,442	Viacom, Inc. Class B*	29,366,605

		146,290,931

Metals & Mining – 1.9%
984,851	Cliffs Natural Resources, Inc.	55,545,596

Multiline Retail – 1.0%
553,924	Target Corp.	28,538,164

Oil, Gas & Consumable Fuels – 13.6%
436,070	Apache Corp.	45,194,295
601,571	EOG Resources, Inc.	56,577,752
671,718	Exxon Mobil Corp.	43,661,670
993,180	Hess Corp.	58,398,984
945,999	Newfield Exploration Co.*	48,312,169
1,324,289	Occidental Petroleum Corp.	105,744,477
910,319	Range Resources Corp.	46,071,245

		403,960,592

Pharmaceuticals – 4.2%
845,295	Johnson & Johnson	53,253,585
1,975,824	Merck & Co., Inc.	72,868,389

		126,121,974

Semiconductors & Semiconductor Equipment – 0.8%
792,614	Broadcom Corp.	24,824,670

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments (continued)
February 28, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Software – 1.7%
2,085,093	Oracle Corp.	$51,397,542

Specialty Retail – 2.2%
1,575,686	Staples, Inc.	40,589,671
634,899	The TJX Cos., Inc.	26,430,846

		67,020,517

Tobacco – 0.9%
577,691	Philip Morris International, Inc.	28,295,305

Wireless Telecommunication Services* – 1.6%
13,973,038	Sprint Nextel Corp.	46,530,217

TOTAL COMMON STOCKS
(Cost $2,669,968,003)		$2,930,444,934

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(b) – 1.4%

Repurchase Agreement – 1.4%
Joint Repurchase Agreement Account II
$42,800,000	0.119%	03/01/10	$42,800,000
Maturity Value: $42,800,424
(Cost $42,800,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,712,768,003)			$2,973,244,934

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 0.1%

Boston Global Investment Trust – Enhanced Portfolio
1,189,428	0.139%	$1,189,428
(Cost $1,186,144)

TOTAL INVESTMENTS – 99.9%
(Cost $2,713,954,147)		$2,974,434,362

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		4,405,593

NET ASSETS – 100.0%		$2,978,839,955

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 26, 2010. Additional information appears on pages 42-43.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2010.

(d)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments
February 28, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 98.1%

Aerospace & Defense* – 0.7%
1,516,786	BE Aerospace, Inc.	$39,284,757

Auto Components – 0.8%
1,590,031	Johnson Controls, Inc.	49,449,964

Automobiles(a) – 1.3%
3,196,372	Harley-Davidson, Inc.	78,662,715

Beverages – 0.9%
1,384,776	Molson Coors Brewing Co. Class B	55,917,255

Biotechnology* – 1.0%
1,067,247	Biogen Idec, Inc.	58,709,258

Capital Markets – 2.7%
4,722,203	Invesco Ltd.	92,555,179
2,889,776	Janus Capital Group, Inc.	36,122,200
1,099,005	Raymond James Financial, Inc.(a)	28,420,269

		157,097,648

Chemicals – 2.7%
1,004,000	FMC Corp.	57,398,680
7,668,131	Huntsman Corp.	105,283,439

		162,682,119

Commercial Banks – 7.0%
2,406,776	Comerica, Inc.	86,836,478
6,831,497	Fifth Third Bancorp	83,412,578
4,323,386	First Horizon National Corp.*	55,339,341
675,632	M&T Bank Corp.(a)	52,314,186
6,430,254	Marshall & Ilsley Corp.	45,526,198
3,816,911	SunTrust Banks, Inc.	90,880,651

		414,309,432

Commercial Services & Supplies – 0.9%
1,888,567	Republic Services, Inc.	53,144,275

Communications Equipment* – 1.0%
2,356,157	CommScope, Inc.	60,058,442

Computers & Peripherals* – 0.6%
1,828,883	QLogic Corp.	33,285,671

Construction & Engineering – 0.5%
634,959	Fluor Corp.	27,176,245

Construction Materials(a) – 0.8%
1,045,354	Vulcan Materials Co.	45,378,817

Consumer Finance* – 1.5%
7,830,858	SLM Corp.	87,548,992

Containers & Packaging* – 0.6%
1,541,892	Pactiv Corp.	38,177,246

Diversified Telecommunication Services – 0.7%
1,183,993	CenturyTel, Inc.	40,575,440

Electric Utilities – 5.6%
2,262,229	DPL, Inc.	60,039,558
2,262,083	Edison International	73,811,768
907,140	FirstEnergy Corp.	35,060,961
736,198	Great Plains Energy, Inc.	13,111,686

1,415,819	Northeast Utilities	36,244,966
2,611,380	NV Energy, Inc.	29,012,432
492,904	Pinnacle West Capital Corp.	17,946,635
2,251,573	PPL Corp.	64,124,799

		329,352,805

Electrical Equipment – 0.7%
922,699	Cooper Industries PLC	41,853,627

Electronic Equipment, Instruments & Components – 1.1%
1,603,087	Amphenol Corp.	66,768,574

Energy Equipment & Services* – 2.3%
1,554,815	Dril-Quip, Inc.	85,079,476
347,524	Oceaneering International, Inc.	21,007,826
1,796,794	Weatherford International Ltd.	29,988,492

		136,075,794

Food & Staples Retailing – 1.5%
1,211,769	BJ’s Wholesale Club, Inc.*(a)	43,829,685
1,888,100	Safeway, Inc.	47,051,452

		90,881,137

Food Products – 0.7%
740,723	Sara Lee Corp.	10,044,204
554,465	The J.M. Smucker Co.	33,090,471

		43,134,675

Gas Utilities – 1.6%
2,207,786	Questar Corp.	92,704,934

Health Care Equipment & Supplies – 2.9%
860,202	C.R. Bard, Inc.	72,067,724
1,899,988	Hologic, Inc.*	32,774,793
1,524,000	Kinetic Concepts, Inc.*(a)	63,886,080

		168,728,597

Health Care Providers & Services – 1.4%
2,695,275	Aetna, Inc.	80,831,297

Hotels, Restaurants & Leisure* – 0.6%
1,535,307	Penn National Gaming, Inc.	35,527,004

Household Durables – 2.3%
6,053,636	Newell Rubbermaid, Inc.	83,237,495
78,712	NVR, Inc.*(a)	55,751,710

		138,989,205

Insurance – 11.6%
943,338	Everest Re Group Ltd.	80,579,932
3,678,483	Genworth Financial, Inc.*	58,635,019
1,172,162	Lincoln National Corp.	29,515,039
3,703,813	Marsh & McLennan Cos., Inc.	86,002,538
3,702,947	Principal Financial Group, Inc.	85,945,400
3,410,776	The Hartford Financial Services Group, Inc.	83,120,611
3,389,992	The Progressive Corp.	58,138,363
4,906,732	W.R. Berkley Corp.	126,299,281

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments (continued)
February 28, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Insurance – (continued)

4,239,255	XL Capital Ltd.	$77,451,189

		685,687,372

Internet & Catalog Retail* – 1.3%
6,128,504	Liberty Media Corp. – Interactive	77,157,865

Internet Software & Services*(a) – 1.3%
3,438,621	IAC/InterActiveCorp.	76,990,724

Machinery – 5.2%
1,034,688	Cummins, Inc.	58,749,584
1,479,708	Eaton Corp.	100,797,709
1,333,164	Parker Hannifin Corp.	80,403,121
1,088,114	Pentair, Inc.	35,428,992
752,532	Snap-on, Inc.	31,771,901

		307,151,307

Media – 3.9%
8,065,216	CBS Corp. Class B	104,767,156
6,273,370	DISH Network Corp.	125,279,199

		230,046,355

Metals & Mining – 2.6%
2,171,815	Cliffs Natural Resources, Inc.(a)	122,490,366
1,797,965	Steel Dynamics, Inc.	29,360,768

		151,851,134

Multi-Utilities – 2.6%
967,756	Alliant Energy Corp.	30,610,122
4,723,364	CMS Energy Corp.(a)	72,125,768
839,309	SCANA Corp.	30,257,090
921,668	Xcel Energy, Inc.	19,179,911

		152,172,891

Multiline Retail – 1.1%
2,323,468	J.C. Penney Co., Inc.	64,081,247

Oil, Gas & Consumable Fuels – 9.0%
1,469,802	Concho Resources, Inc.*	68,272,303
1,754,944	EXCO Resources, Inc.	33,185,991
1,743,373	Forest Oil Corp.*	47,245,408
3,144,545	Newfield Exploration Co.*	160,591,913
2,325,430	Range Resources Corp.	117,690,013
1,398,301	Whiting Petroleum Corp.*	104,662,830

		531,648,458

Paper & Forest Products – 1.0%
2,483,647	International Paper Co.	57,546,101

Real Estate Investment Trusts – 6.4%
754,336	Alexandria Real Estate Equities, Inc.(a)	46,482,184
738,978	AvalonBay Communities, Inc.	60,167,589
1,032,939	Boston Properties, Inc.	70,167,546
1,003,105	Digital Realty Trust, Inc.(a)	51,740,156
2,597,685	Douglas Emmett, Inc.	36,601,382
536,973	Essex Property Trust, Inc.(a)	46,125,981
5,984,024	Host Hotels & Resorts, Inc.	70,072,921

		381,357,759

Road & Rail – 1.4%
1,258,144	Kansas City Southern*(a)	43,154,339
1,165,002	Ryder System, Inc.	41,112,921

		84,267,260

Semiconductors & Semiconductor Equipment* – 1.5%
8,073,634	ON Semiconductor Corp.	64,266,127
2,644,593	Teradyne, Inc.(a)	26,419,484

		90,685,611

Software* – 1.1%
3,812,336	Parametric Technology Corp.	66,372,770

Specialty Retail – 1.2%
469,431	The TJX Cos., Inc.	19,542,412
1,528,584	Urban Outfitters, Inc.*	49,235,691

		68,778,103

Textiles, Apparel & Luxury Goods* – 0.7%
1,006,685	Fossil, Inc.	36,492,331
156,586	Hanesbrands, Inc.	4,060,275

		40,552,606

Wireless Telecommunication Services* – 1.8%
5,866,380	Clearwire Corp.(a)	37,310,177
20,224,000	Sprint Nextel Corp.	67,345,920

		104,656,097

TOTAL COMMON STOCKS
(Cost $5,120,383,297)		$5,797,309,585

		Expiration
Units	Description	Month	Value

Right*(a) – 0.0%

Wireless Telecommunication Services – 0.0%
4,050,918	Clearwire Corp.	06/21	$1,174,767
(Cost $0)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(b) – 3.1%

Repurchase Agreement – 3.1%
Joint Repurchase Agreement Account II
$184,500,000	0.119%	03/01/10	$184,500,000
Maturity Value: $184,501,830
(Cost $184,500,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $5,304,883,297)			$5,982,984,352

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 3.6%

Boston Global Investment Trust – Enhanced Portfolio
212,737,536	0.139%	$212,737,536
(Cost $210,933,809)

TOTAL INVESTMENTS – 104.8%
(Cost $5,515,817,106)		$6,195,721,888

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.8)%		(282,147,367)

NET ASSETS – 100.0%		$5,913,574,521

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 26, 2010. Additional information appears on pages 42-43.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2010.

(d)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments
February 28, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 95.6%

Aerospace & Defense – 1.0%
515,445	AAR Corp.*(a)	$11,690,292
121,631	TransDigm Group, Inc.	6,108,309

		17,798,601

Airlines(b) – 1.3%
3,679,557	AirTran Holdings, Inc.	17,735,465
849,990	JetBlue Airways Corp.	4,487,947

		22,223,412

Auto Components* – 1.1%
334,174	Tenneco, Inc.	6,736,948
419,436	TRW Automotive Holdings Corp.	11,270,245

		18,007,193

Building Products – 0.5%
229,239	Universal Forest Products, Inc.	8,078,382

Capital Markets – 3.5%
809,314	Apollo Investment Corp.	9,436,601
744,851	Ares Capital Corp.	9,735,203
447,271	BGC Partners, Inc.	2,218,464
4,800,807	E*TRADE Financial Corp.*	7,729,299
213,152	KBW, Inc.*(a)	5,064,492
484,658	Knight Capital Group, Inc.*	7,822,380
811,553	MF Global Holdings Ltd.*(a)	5,615,947
653,372	PennantPark Investment Corp.	6,664,394
54,559	Piper Jaffray Cos., Inc.*	2,361,859
208,498	Solar Capital Ltd.*	3,857,213

		60,505,852

Chemicals – 3.6%
672,161	H.B. Fuller Co.	14,108,659
69,074	KMG Chemicals, Inc.	919,375
313,371	Minerals Technologies, Inc.	15,301,906
1,801,628	PolyOne Corp.*	14,322,943
109,241	Rockwood Holdings, Inc.*	2,620,692
955,604	Solutia, Inc.*	13,445,348

		60,718,923

Commercial Banks – 10.6%
339,288	Bank of the Ozarks, Inc.(a)	10,422,927
570,584	Boston Private Financial Holdings, Inc.(a)	3,908,500
133,574	Bridge Capital Holdings*	1,083,285
128,822	Capital City Bank Group, Inc.(a)	1,659,227
452,349	CoBiz, Inc.(a)	2,673,383
529,264	East West Bancorp, Inc.(a)	9,272,705
714,271	F.N.B. Corp.(a)	5,428,460
276,070	First Financial Bankshares, Inc.(a)	14,452,265
191,481	First Midwest Bancorp, Inc.	2,602,227
409,945	FirstMerit Corp.	8,666,237
947,947	Glacier Bancorp, Inc.(a)	13,745,232
291,345	Hancock Holding Co.	11,747,030
167,580	Heritage Financial Corp.*	2,478,508
227,893	Home Bancshares, Inc.	5,533,242
100,022	IBERIABANK Corp.	5,712,256
182,831	Lakeland Financial Corp.	3,219,654
214,557	MB Financial, Inc.(a)	4,366,235

122,713	PacWest Bancorp(a)	2,491,074
419,369	Pinnacle Financial Partners, Inc.*(a)	6,336,666
349,236	Prosperity Bancshares, Inc.(a)	14,608,542
45,894	S.Y. Bancorp, Inc.(a)	1,007,373
225,235	SCBT Financial Corp.	8,189,545
372,618	Seacoast Banking Corp. of Florida(a)	577,558
99,054	Sierra Bancorp(a)	1,025,209
468,557	Signature Bank*	17,444,377
120,768	Simmons First National Corp.	3,207,598
263,473	Southcoast Financial Corp.*(b)	908,982
165,189	Summit State Bank	1,043,994
144,892	Texas Capital Bancshares, Inc.*(a)	2,441,430
232,220	TriCo Bancshares(a)	4,244,982
230,135	UMB Financial Corp.	8,816,472
219,401	United Community Banks, Inc.*	910,514
98,337	Webster Financial Corp.	1,573,392

		181,799,081

Commercial Services & Supplies – 1.2%
357,720	G&K Services, Inc.	8,932,268
12,316	Team, Inc.*	223,289
358,075	Waste Connections, Inc.*	12,038,482

		21,194,039

Communications Equipment – 2.3%
1,313,219	ADC Telecommunications, Inc.*(a)	8,325,808
746,371	Emulex Corp.*	9,478,912
435,376	Plantronics, Inc.	12,377,740
370,336	Polycom, Inc.*	9,669,473

		39,851,933

Computers & Peripherals* – 1.7%
836,491	Avid Technology, Inc.(a)	11,250,804
1,068,187	Electronics for Imaging, Inc.	12,668,698
348,567	Intermec, Inc.	4,963,594

		28,883,096

Construction & Engineering – 1.2%
1,235,621	Comfort Systems USA, Inc.	14,481,478
60,324	Michael Baker Corp.*	2,041,364
221,289	MYR Group, Inc.*	3,498,579

		20,021,421

Consumer Finance* – 0.4%
87,269	EZCORP, Inc.	1,721,817
222,395	First Cash Financial Services, Inc.	4,719,222

		6,441,039

Diversified Financial Services* – 0.2%
142,286	PHH Corp.	2,633,714

Diversified Telecommunication Services* – 0.5%
1,178,907	Premiere Global Services, Inc.	8,865,381

Electric Utilities – 3.6%
525,697	Cleco Corp.	13,268,592
1,312,444	El Paso Electric Co.*	26,406,373
144,858	Great Plains Energy, Inc.	2,579,921

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Electric Utilities – (continued)

107,216	MGE Energy, Inc.	$3,554,210
79,337	The Empire District Electric Co.	1,420,926
145,597	Unisource Energy Corp.	4,242,697
502,171	Westar Energy, Inc.	10,746,460

		62,219,179

Electrical Equipment – 1.6%
114,057	AZZ, Inc.	3,582,531
351,128	EnerSys*	8,002,207
134,085	Franklin Electric Co., Inc.(a)	3,824,104
206,464	Regal-Beloit Corp.	11,648,699

		27,057,541

Electronic Equipment, Instruments & Components – 2.0%
325,988	Anixter International, Inc.*	13,606,739
455,985	Checkpoint Systems, Inc.*	9,402,411
140,748	Littelfuse, Inc.*	5,009,221
250,888	MTS Systems Corp.	6,829,172

		34,847,543

Energy Equipment & Services* – 2.1%
225,398	Dril-Quip, Inc.	12,333,779
427,056	Hornbeck Offshore Services, Inc.	8,062,817
684,068	Key Energy Services, Inc.	6,936,450
374,329	T-3 Energy Services, Inc.	8,886,570

		36,219,616

Food & Staples Retailing – 0.6%
249,197	Casey’s General Stores, Inc.	7,578,081
226,873	The Pantry, Inc.*	2,972,036

		10,550,117

Food Products – 1.5%
144,863	American Italian Pasta Co.*	5,620,684
280,511	Lance, Inc.	6,084,284
402,178	The Hain Celestial Group, Inc.*	6,382,565
191,241	TreeHouse Foods, Inc.*(a)	8,229,100

		26,316,633

Gas Utilities – 1.0%
61,471	South Jersey Industries, Inc.	2,450,849
413,995	Southwest Gas Corp.	11,831,977
70,755	The Laclede Group, Inc.	2,320,056

		16,602,882

Health Care Equipment & Supplies – 1.6%
554,807	American Medical Systems Holdings, Inc.*(a)	10,053,103
1,256,395	Cardiac Science Corp.*(b)	2,650,994
213,113	Hill-Rom Holdings, Inc.	5,592,085
96,722	Kinetic Concepts, Inc.*	4,054,586
593,784	Symmetry Medical, Inc.*	5,106,542

		27,457,310

Health Care Providers & Services* – 2.7%
410,926	Amedisys, Inc.(a)	23,689,884
367,898	Lincare Holdings, Inc.(a)	14,774,784

385,047	Psychiatric Solutions, Inc.	8,259,258

		46,723,926

Hotels, Restaurants & Leisure(a) – 1.3%
558,093	Ameristar Casinos, Inc.	8,421,624
66,939	DineEquity, Inc.*	1,963,990
343,063	Gaylord Entertainment Co.*	7,722,348
108,396	P.F. Chang’s China Bistro, Inc.*	4,600,326

		22,708,288

Household Durables – 1.0%
553,664	Meritage Homes Corp.*	11,842,873
189,760	The Ryland Group, Inc.(a)	4,305,654

		16,148,527

Household Products* – 0.4%
645,340	Central Garden & Pet Co.	6,795,430

Industrial Conglomerates – 0.4%
186,727	Carlisle Cos., Inc.	6,404,736

Insurance – 6.0%
904,836	Ambac Financial Group, Inc.*(a)	642,433
1,687,341	American Equity Investment Life Holding Co.	14,848,601
287,365	Aspen Insurance Holdings Ltd.	8,120,935
242,176	Donegal Group, Inc.	3,562,409
646,256	Max Capital Group Ltd.	15,600,620
2,038,621	Meadowbrook Insurance Group, Inc.	14,433,437
261,448	ProAssurance Corp.*	13,940,407
174,304	RLI Corp.(a)	9,288,660
649,430	Symetra Financial Corp.*	8,436,096
594,850	Tower Group, Inc.	13,544,734

		102,418,332

Internet & Catalog Retail* – 0.8%
644,591	HSN, Inc.	13,961,841

Leisure Equipment & Products – 0.6%
117,948	Polaris Industries, Inc.	5,394,941
277,464	Pool Corp.(a)	5,543,731

		10,938,672

Machinery – 4.1%
1,020,870	Actuant Corp.	18,487,956
217,267	Altra Holdings, Inc.*	2,509,434
301,829	Graco, Inc.	8,273,133
481,254	Mueller Industries, Inc.	10,770,464
1,667,898	Mueller Water Products, Inc.	7,722,368
240,352	Robbins & Myers, Inc.	5,809,308
341,982	Tennant Co.	8,159,691
282,097	Watts Water Technologies, Inc.	8,225,948

		69,958,302

Media* – 0.4%
619,302	Knology, Inc.	7,091,008

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)
February 28, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Media* – (continued)

Metals & Mining – 2.6%
838,146	Commercial Metals Co.	$13,745,594
559,877	Kaiser Aluminum Corp.	18,694,293
328,810	Olympic Steel, Inc.	9,094,885
66,190	Schnitzer Steel Industries, Inc.	3,022,235

		44,557,007

Multi-Utilities – 0.2%
21,965	CH Energy Group, Inc.	878,380
109,473	NorthWestern Corp.	2,742,299

		3,620,679

Multiline Retail* – 0.4%
198,248	Big Lots, Inc.	6,641,308

Oil, Gas & Consumable Fuels – 4.4%
751,007	Atlas Energy, Inc.*	24,512,869
530,155	Brigham Exploration Co.*	8,705,145
394,277	Golar LNG Ltd.*(a)	4,415,902
1,039,436	Resolute Energy Corp.*(a)	11,069,993
722,825	Rex Energy Corp.*	10,003,898
582,782	Rosetta Resources, Inc.*	10,915,507
177,874	World Fuel Services Corp.	4,699,431

		74,322,745

Paper & Forest Products* – 0.2%
393,150	Cellu Tissue Holdings, Inc.	4,069,103

Personal Products* – 0.3%
271,716	Elizabeth Arden, Inc.	4,896,322

Professional Services* – 0.5%
565,693	On Assignment, Inc.	3,727,917
231,120	School Specialty, Inc.(a)	4,934,412

		8,662,329

Real Estate Investment Trusts – 10.0%
552,635	Acadia Realty Trust	9,245,584
844,151	American Campus Communities, Inc.	23,332,334
869,945	BioMed Realty Trust, Inc.	13,440,650
757,232	Cogdell Spencer, Inc.	5,111,316
679,876	Cypress Sharpridge Investments, Inc.	8,994,759
452,834	Developers Diversified Realty Corp.	4,804,569
258,497	Digital Realty Trust, Inc.(a)	13,333,275
495,217	Entertainment Properties Trust(a)	18,927,194
154,131	Hatteras Financial Corp.	4,002,782
1,785,841	MFA Financial, Inc.	12,929,489
848,203	National Retail Properties, Inc.(a)	17,998,868
839,588	OMEGA Healthcare Investors, Inc.	15,926,984
821,403	Parkway Properties, Inc.	13,635,290
158,940	Pebblebrook Hotel Trust*	3,220,124
597,325	Retail Opportunity Investments Corp.*	5,973,250

		170,876,468

Semiconductors & Semiconductor Equipment – 2.5%
271,303	ATMI, Inc.*	4,568,742
1,326,387	Entegris, Inc.*	5,942,214
842,725	Fairchild Semiconductor International, Inc.*	8,696,922
763,090	Micrel, Inc.	7,516,436

473,926	MKS Instruments, Inc.*	8,544,886
492,325	Semtech Corp.*	7,813,198

		43,082,398

Software* – 2.1%
283,806	JDA Software Group, Inc.	8,031,710
902,830	Mentor Graphics Corp.	7,511,546
416,073	Monotype Imaging Holdings, Inc.	3,956,854
192,109	NetScout Systems, Inc.	2,802,870
794,378	Parametric Technology Corp.	13,830,121

		36,133,101

Specialty Retail – 5.1%
293,321	Aaron Rents, Inc.(a)	8,702,834
395,930	AnnTaylor Stores Corp.*	6,813,955
358,676	Asbury Automotive Group, Inc.*	4,171,402
150,661	Hibbett Sports, Inc.*(a)	3,466,710
422,033	Jo-Ann Stores, Inc.*	15,973,949
177,893	Jos. A. Bank Clothiers, Inc.*(a)	7,957,154
185,247	Monro Muffler Brake, Inc.	6,457,710
88,434	Rue21, Inc.*	2,541,593
229,662	The Children’s Place Retail Stores, Inc.*	8,775,385
784,473	The Finish Line, Inc.	9,484,279
282,121	The Gymboree Corp.*(a)	12,272,263

		86,617,234

Textiles, Apparel & Luxury Goods* – 0.9%
298,005	Fossil, Inc.	10,802,681
210,189	G-III Apparel Group Ltd.	4,407,664

		15,210,345

Thrifts & Mortgage Finance – 2.0%
106,751	Berkshire Hills Bancorp, Inc.	1,908,708
665,719	Brookline Bancorp, Inc.	6,843,591
233,229	Dime Community Bancshares	2,831,400
238,565	First Financial Holdings, Inc.	2,853,237
756,290	MGIC Investment Corp.*(a)	5,793,181
537,062	NewAlliance Bancshares, Inc.	6,434,003
214,642	Northwest Bancshares, Inc.	2,534,922
121,865	Ocwen Financial Corp.*	1,317,361
622,300	The PMI Group, Inc.*(a)	1,742,440
75,233	WSFS Financial Corp.	2,308,901

		34,567,744

Trading Companies & Distributors – 2.7%
572,356	Applied Industrial Technologies, Inc.(a)	12,900,904
428,036	Beacon Roofing Supply, Inc.*	7,447,826
1,134,454	RSC Holdings, Inc.*(a)	7,997,901
309,091	Watsco, Inc.	17,877,824

		46,224,455

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Transportation Infrastructure(a) – 0.9%
530,472	Aegean Marine Petroleum Network, Inc.	$15,203,328

TOTAL COMMON STOCKS
(Cost $1,472,140,889)		$1,636,126,516

Exchange Traded Fund(a) – 1.9%

550,000	iShares Russell 2000 Value Index Fund	$32,444,500
(Cost $24,636,150)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(c) – 2.3%

Repurchase Agreement – 2.3%
Joint Repurchase Agreement Account II
$38,700,000	0.119%	03/01/10	$38,700,000
Maturity Value: $38,700,384
(Cost $38,700,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,535,477,039)			$1,707,271,016

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(b)(d) – 12.9%

Boston Global Investment Trust – Enhanced Portfolio
220,754,499	0.139%	$220,754,499
(Cost $220,013,190)

TOTAL INVESTMENTS – 112.7%
(Cost $1,755,490,229)		$1,928,025,515

LIABILITIES IN EXCESS OF OTHER ASSETS – (12.7)%		(217,194,420)

NET ASSETS – 100.0%		$1,710,831,095

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

(c)	Joint repurchase agreement was entered into on February 26, 2010. Additional information appears on pages 42-43.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2010.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY FUND

Schedule of Investments
February 28, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 99.0%

Aerospace & Defense – 4.2%
1,942	Honeywell International, Inc.	$77,991
883	The Boeing Co.	55,770

		133,761

Automobiles – 0.9%
1,177	Harley-Davidson, Inc.	28,966

Beverages – 2.9%
1,448	PepsiCo., Inc.	90,456

Biotechnology* – 2.5%
1,027	Biogen Idec, Inc.	56,495
498	Gilead Sciences, Inc.	23,710

		80,205

Capital Markets – 4.8%
1,122	Bank of New York Mellon Corp.	32,000
202	Franklin Resources, Inc.	20,547
740	Morgan Stanley & Co.	20,853
645	Northern Trust Corp.	34,372
2,390	The Charles Schwab Corp.	43,761

		151,533

Chemicals – 1.8%
339	Ecolab, Inc.	14,286
320	Praxair, Inc.	24,045
624	The Dow Chemical Co.	17,665

		55,996

Commercial Services & Supplies* – 1.1%
1,309	Iron Mountain, Inc.	33,877

Communications Equipment – 4.2%
3,169	Cisco Systems, Inc.*	77,102
1,479	QUALCOMM, Inc.	54,264

		131,366

Computers & Peripherals – 4.4%
423	Apple, Inc.*	86,554
1,043	Hewlett-Packard Co.	52,974

		139,528

Consumer Finance* – 1.0%
2,738	SLM Corp.	30,611

Diversified Financial Services – 6.5%
4,707	Bank of America Corp.	78,419
102	CME Group, Inc.	30,772
2,282	JPMorgan Chase & Co.	95,775

		204,966

Electric Utilities – 1.3%
541	Entergy Corp.	41,100

Electrical Equipment – 1.2%
818	Emerson Electric Co.	38,724

Energy Equipment & Services – 3.6%
1,819	Halliburton Co.	54,843
975	Schlumberger Ltd.	59,572

		114,415

Food & Staples Retailing – 1.3%
670	Costco Wholesale Corp.	40,850

Food Products – 2.6%
335	General Mills, Inc.	24,124
1,317	Kraft Foods, Inc.	37,442
645	Unilever NV	19,408

		80,974

Health Care Equipment & Supplies – 5.0%
1,540	Baxter International, Inc.	87,672
772	Covidien PLC	37,921
850	St. Jude Medical, Inc.*	32,487

		158,080

Health Care Providers & Services* – 1.5%
773	WellPoint, Inc.	47,825

Hotels, Restaurants & Leisure – 1.5%
760	McDonald’s Corp.	48,526

Household Durables – 0.4%
987	Newell Rubbermaid, Inc.	13,571

Household Products – 2.6%
1,285	The Procter & Gamble Co.	81,315

Industrial Conglomerates – 1.7%
3,363	General Electric Co.	54,010

Insurance – 5.3%
1,131	Aflac, Inc.	55,928
384	Everest Re Group Ltd.	32,801
660	Prudential Financial, Inc.	34,591
798	The Travelers Cos., Inc.	41,967

		165,287

Internet Software & Services* – 0.6%
37	Google, Inc.	19,492

IT Services – 0.9%
67	MasterCard, Inc.	15,033
754	Western Union Co.	11,898

		26,931

Life Sciences Tools & Services* – 0.9%
584	Thermo Fisher Scientific, Inc.	28,482

Machinery – 0.9%
394	Eaton Corp.	26,839

Media – 1.9%
1,812	DISH Network Corp.	36,186
779	Viacom, Inc. Class B*	23,097

		59,283

Metals & Mining – 0.5%
292	Cliffs Natural Resources, Inc.	16,469

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Multiline Retail – 1.1%
663	Target Corp.	$34,158

Oil, Gas & Consumable Fuels – 6.3%
339	EOG Resources, Inc.	31,883
561	Exxon Mobil Corp.	36,465
512	Newfield Exploration Co.*	26,148
1,067	Occidental Petroleum Corp.	85,200
355	Range Resources Corp.	17,966

		197,662

Personal Products – 0.8%
782	Avon Products, Inc.	23,804

Pharmaceuticals – 4.9%
1,545	Johnson & Johnson	97,335
1,585	Merck & Co., Inc.	58,455

		155,790

Semiconductors & Semiconductor Equipment – 2.7%
1,421	Broadcom Corp.	44,506
565	Intel Corp.	11,599
1,157	Xilinx, Inc.	29,885

		85,990

Software – 5.2%
2,939	Microsoft Corp.	84,232
3,233	Oracle Corp.	79,693

		163,925

Specialty Retail – 3.8%
1,952	Lowe’s Cos., Inc.	46,282
2,127	Staples, Inc.	54,792
418	The TJX Cos., Inc.	17,401

		118,475

Textiles, Apparel & Luxury Goods – 2.0%
714	NIKE, Inc. Class B	48,267
196	Polo Ralph Lauren Corp.	15,666

		63,933

Tobacco – 1.0%
652	Philip Morris International, Inc.	31,935

Wireless Telecommunication Services* – 3.2%
1,651	American Tower Corp.	70,432
8,709	Sprint Nextel Corp.	29,001

		99,433

TOTAL INVESTMENTS – 99.0%
(Cost $3,051,584)		$3,118,543

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%		31,823

NET ASSETS – 100.0%		$3,150,366

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Schedule of Investments (continued)
February 28, 2010 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At February 28, 2010, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Growth and Income	$19,000,000

Large Cap Value	42,800,000

Mid Cap Value	184,500,000

Small Cap Value	38,700,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$5,050,000,000	0.12%	03/01/10	$5,050,050,500

Barclays Capital, Inc.	1,000,000,000	0.10	03/01/10	1,000,008,333

Barclays Capital, Inc.	6,000,000,000	0.12	03/01/10	6,000,060,000

BNP Paribas Securities Co.	3,000,000,000	0.12	03/01/10	3,000,030,000

Citigroup Global Markets, Inc.	1,500,000,000	0.12	03/01/10	1,500,015,000

Credit Suisse Securities (USA) LLC	1,350,000,000	0.12	03/01/10	1,350,013,500

Deutsche Bank Securities, Inc.	1,200,000,000	0.10	03/01/10	1,200,010,000

Deutsche Bank Securities, Inc.	4,550,000,000	0.12	03/01/10	4,550,045,500

JPMorgan Securities	370,000,000	0.12	03/01/10	370,003,700

Merrill Lynch & Co., Inc.	850,000,000	0.12	03/01/10	850,008,500

Morgan Stanley & Co.	600,000,000	0.10	03/01/10	600,005,000

Morgan Stanley & Co.	5,662,000,000	0.12	03/01/10	5,662,056,620

RBS Securities, Inc.	2,000,000,000	0.12	03/01/10	2,000,020,000

UBS Securities LLC	1,825,000,000	0.12	03/01/10	1,825,018,250

Wachovia Capital Markets	3,250,000,000	0.12	03/01/10	3,250,032,500

TOTAL				$38,207,377,403

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At February 28, 2010, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Home Loan Bank	0.000% to 0.800%	03/10/10 to 07/08/11

Federal Home Loan Mortgage Corp.	1.125 to 14.000	03/15/10 to 11/01/47

Federal National Mortgage Association	0.000 to 16.000	04/01/10 to 01/01/50

Government National Mortgage Association	3.500 to 8.000	10/15/12 to 02/20/40

Tennessee Valley Authority Interest-Only Stripped Security	0.000	11/01/10

U.S. Treasury Bills	0.000	03/11/10 to 02/10/11

U.S. Treasury Bond	4.375	11/15/39

U.S. Treasury Notes	0.875 to 10.625	03/15/10 to 08/15/19

U.S. Treasury Principal-Only Stripped Securities	0.000	08/15/10 to 02/15/20

The aggregate market value of the collateral, including accrued interest, was $39,050,965,108.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities
February 28, 2010 (Unaudited)

Growth and
Income Fund

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $1,291,683,105, $2,712,768,003, $5,304,883,297, $1,520,144,615 and $3,051,584, respectively)(a)	$1,382,497,872
Investments in securities of affiliated issuers, at value (identified cost $0, $0, $0, $15,332,424 and $0, respectively)	—
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (identified cost $19,943,666, $1,186,144, $210,933,809, $220,013,190 and $0, respectively)	19,961,469
Cash	94,620
Receivables:
Dividends and interest	3,512,972
Fund shares sold	861,870
Reimbursement from investment adviser	42,725
Foreign tax reclaims, at value	27,112
Securities lending income	7,680
Investment securities sold	—
Deferred offering costs	—
Other assets	39,547

Total assets	1,407,045,867

Liabilities:

Payables:
Payable upon return of securities loaned	21,807,450
Fund shares redeemed	2,662,493
Amounts owed to affiliates	1,053,313
Investment securities purchased	—
Accrued expenses and other liabilities	257,297

Total liabilities	25,780,553

Net Assets:

Paid-in capital	1,729,646,422
Accumulated undistributed (distributions in excess of) net investment income	5,104,095
Accumulated net realized gain (loss) from investment transactions	(444,317,773)
Net unrealized gain on investments	90,832,570

NET ASSETS	$1,381,265,314

Net Assets:
Class A	$771,982,468
Class B	49,981,383
Class C	29,298,310
Institutional	526,612,319
Service	2,823,549
Class IR	69,890
Class R	497,395

Total Net Assets	$1,381,265,314

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	40,154,281
Class B	2,689,326
Class C	1,584,681
Institutional	26,980,813
Service	147,012
Class IR	3,641
Class R	25,944

Net asset value, offering and redemption price per share:(b)
Class A	$19.23
Class B	18.59
Class C	18.49
Institutional	19.52
Service	19.21
Class IR	19.20
Class R	19.17

(a)	Includes loaned securities having a market value of $21,365,200, $2,777,307, $220,111,710 and $216,052,921 for the Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds, respectively.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Growth and Income, Large Cap Value, Mid Cap Value, Small Cap Value and U.S. Equity Funds is $20.35, $11.32, $31.05, $33.88 and $10.87, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap	Mid Cap	Small Cap	U.S. Equity
Value Fund	Value Fund	Value Fund	Fund

$2,973,244,934	$5,982,984,352	$1,703,711,040	$3,118,543
—	—	3,559,976	—

1,189,428	212,737,536	220,754,499	—
60,519	69,622	36,335	69,211

6,183,428	6,822,825	880,482	5,665
6,232,447	13,762,691	12,079,254	23,400
—	—	—	58,424
—	—	—	—
5,809	60,211	220,797	—
17,515,339	90,397,787	7,176,363	10,370
—	—	—	139,747
50,358	59,544	23,304	1,851

3,004,482,262	6,306,894,568	1,948,442,050	3,427,211

2,861,300	226,166,752	222,807,105	—
3,780,506	14,434,409	1,248,805	—
1,942,955	4,243,442	1,581,658	1,727
16,823,828	147,980,429	11,781,286	42,825
233,718	495,015	192,101	232,293

25,642,307	393,320,047	237,610,955	276,845

3,577,151,115	6,769,254,994	1,770,874,384	3,066,525
5,602,172	(4,586,177)	(220,922)	3,415
(864,393,547)	(1,530,999,078)	(232,357,653)	13,467
260,480,215	679,904,782	172,535,286	66,959

$2,978,839,955	$5,913,574,521	$1,710,831,095	$3,150,366

$723,100,719	$2,885,293,836	$657,646,027	$10,295
18,492,697	71,615,646	22,945,142	—
61,081,056	158,124,799	52,711,569	10,260
2,082,838,884	2,567,401,040	915,789,082	3,109,252
8,528,626	229,509,248	56,553,077	—
82,517,910	1,164,426	829,695	10,287
2,280,063	465,526	4,356,503	10,272

$2,978,839,955	$5,913,574,521	$1,710,831,095	$3,150,366

67,592,207	98,327,451	20,537,526	1,002
1,767,917	2,521,811	821,561	—
5,882,758	5,614,551	1,890,604	1,000
192,918,045	86,869,674	27,283,470	302,485
801,283	7,900,732	1,798,277	—
7,764,415	39,976	25,982	1,001
215,786	15,926	136,773	1,000

$10.70	$29.34	$32.02	$10.27
10.46	28.40	27.93	—
10.38	28.16	27.88	10.26
10.80	29.55	33.57	10.28
10.64	29.05	31.45	—
10.63	29.13	31.93	10.28
10.57	29.23	31.85	10.27

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations
For the Six Months Ended February 28, 2010 (Unaudited)

Growth and
Income Fund

Investment income:

Dividends(b)	$17,153,493
Interest	16,318
Securities lending income — affiliated issuer	109,699

Total investment income	17,279,510

Expenses:

Management fees	4,546,054
Distribution and Service fees(c)	1,388,709
Transfer Agent fees(c)	917,789
Registration fees	109,590
Custody and accounting fees	64,744
Printing fees	58,887
Professional fees	37,895
Trustee fees	6,996
Service Share fees — Shareholder Administration Plan	3,490
Service Share fees — Service Plan	3,490
Amortization of offering costs	—
Other	176,525

Total expenses	7,314,169

Less — expense reductions	(94,979)

Net expenses	7,219,190

NET INVESTMENT INCOME	10,060,320

Realized and unrealized gain (loss) from investment transactions:

Net realized gain from:
Investment transactions — unaffiliated issuers (including commission recapture of $142,293, $378,827, $1,051,596, $0 and $0, respectively)	46,642,367
Securities lending reinvestment vehicle transactions — affiliated issuer	96,923
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	65,942,021
Investments — affiliated issuers	—
Securities lending reinvestment vehicle — affiliated issuer	(75,962)

Net realized and unrealized gain from investment transactions	112,605,349

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$122,665,669

(a)	Commenced operations on November 30, 2009.
(b)	Foreign taxes withheld on dividends were $71,185, $158,971, $5,648, and $31 for Growth and Income, Large Cap Value, Mid Cap Value and U.S. Equity Funds, respectively.
(c)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Growth and Income	$983,714	$257,095	$146,807	$1,093	$747,623	$48,848	$27,893	$92,390	$558	$62	$415
Large Cap Value	834,248	96,894	304,647	2,722	634,029	18,410	57,883	373,073	1,622	74,618	1,034
Mid Cap Value	3,403,265	361,205	773,413	589	2,586,481	68,629	146,949	468,233	42,897	433	224
Small Cap Value	776,869	119,139	253,567	4,524	590,420	22,637	48,178	164,926	9,931	458	1,719
U.S. Equity(a)	6	—	25	13	5	—	4	299	—	5	4

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap	Mid Cap	Small Cap	U.S. Equity
Value Fund	Value Fund	Value Fund	Fund(a)

$28,930,474	$59,151,699	$14,046,591	$12,512
28,348	71,761	19,821	—
49,212	737,925	649,984	—

29,008,034	59,961,385	14,716,396	12,512

9,422,315	19,332,187	7,863,084	5,307
1,238,511	4,538,472	1,154,099	44
1,160,669	3,313,846	838,269	317
72,066	84,125	61,299	4,417
92,928	160,056	81,556	16,433
92,411	134,433	66,030	34,881
37,895	38,887	40,197	23,340
7,969	10,233	7,176	6,333
10,138	268,107	62,071	—
10,138	268,107	62,071	—
—	—	—	44,891
127,950	252,715	76,327	7,482

12,272,990	28,401,168	10,312,179	143,445

—	—	—	(137,448)

12,272,990	28,401,168	10,312,179	5,997

16,735,044	31,560,217	4,404,217	6,515

94,535,818	250,500,837	21,218,933	13,467
965,990	5,449,425	2,200,224	—

137,748,160	379,723,165	163,876,563	66,959
—	—	(1,757,546)	—
(1,005,624)	(4,998,823)	(1,958,430)	—

232,244,344	630,674,604	183,579,744	80,426

$248,979,388	$662,234,821	$187,983,961	$86,941

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets

	Growth and Income Fund
	For the
	Six Months Ended	For the Fiscal
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009

From operations:

Net investment income	$10,060,320	$20,625,828
Net realized gain (loss) from investment transactions	46,739,290	(476,748,594)
Payments by affiliate relating to certain investment transactions	—	—
Net change in unrealized gain (loss) on investments	65,866,059	138,987,963

Net increase (decrease) in net assets resulting from operations	122,665,669	(317,134,803)

Distributions to shareholders:

From net investment income
Class A Shares	(5,744,730)	(21,274,218)
Class B Shares	(198,051)	(1,060,867)
Class C Shares	(115,495)	(561,467)
Institutional Shares	(4,108,969)	(4,055,543)
Service Shares	(19,448)	(44,414)
Class IR Shares	(608)	(183)
Class R Shares(a)	(2,645)	(1,398)
From net realized gains
Class A Shares	—	(2,002,918)
Class B Shares	—	(148,137)
Class C Shares	—	(75,218)
Institutional Shares	—	(285,115)
Service Shares	—	(4,321)
Class IR Shares	—	(15)
Class R Shares	—	(49)

Total distributions to shareholders	(10,189,946)	(29,513,863)

From share transactions:

Net proceeds from sales of shares	203,797,820	439,772,988
Reinvestment of distributions	9,964,862	28,773,585
Cost of shares redeemed	(169,745,166)	(369,864,403)

Net increase (decrease) in net assets resulting from share transactions	44,017,516	98,682,170

TOTAL INCREASE (DECREASE)	156,493,239	(247,966,496)

Net assets:

Beginning of period	1,224,772,075	1,472,738,571

End of period	$1,381,265,314	$1,224,772,075

Accumulated undistributed (distributions in excess of) net investment income	$5,104,095	$5,233,721

(a)	Commenced operations on January 6, 2009 for Mid Cap Value Fund only.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap Value Fund		Mid Cap Value Fund		Small Cap Value Fund
For the		For the		For the
Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal
February 28, 2010	Year Ended	February 28, 2010	Year Ended	February 28, 2010	Year Ended
(Unaudited)	August 31, 2009	(Unaudited)	August 31, 2009	(Unaudited)	August 31, 2009

$16,735,044	$28,511,541	$31,560,217	$52,018,061	$4,404,217	$10,410,042
95,501,808	(842,504,619)	255,950,262	(1,696,134,324)	23,419,157	(249,341,202)
—	—	—	344,853	—	—
136,742,536	267,506,860	374,724,342	296,117,938	160,160,587	(25,156,670)

248,979,388	(546,486,218)	662,234,821	(1,347,653,472)	187,983,961	(264,087,830)

(6,039,174)	(6,347,400)	(27,037,422)	(30,580,463)	(3,528,497)	(1,948,679)
(35,172)	(12,171)	(215,614)	(66,752)	—	—
(157,273)	(50,670)	(566,933)	(212,104)	(24,897)	—
(22,898,195)	(23,676,542)	(31,430,879)	(31,249,232)	(7,158,549)	(4,754,375)
(75,144)	(62,443)	(2,010,303)	(2,089,035)	(252,106)	(70,907)
(920,482)	(1,021,095)	(5,848)	(107)	(4,215)	(51)
(13,435)	(223)	(2,446)	—	(16,755)	(6)

—	—	—	—	—	(837,590)
—	—	—	—	—	(49,084)
—	—	—	—	—	(78,054)
—	—	—	—	—	(832,759)
—	—	—	—	—	(59,775)
—	—	—	—	—	(11)
—	—	—	—	—	(11)

(30,138,875)	(31,170,544)	(61,269,445)	(64,197,693)	(10,985,019)	(8,631,302)

692,619,259	1,074,229,256	906,063,289	1,376,130,566	284,725,748	618,625,519
24,725,634	25,618,950	53,291,970	56,783,089	9,815,162	7,693,226
(388,880,586)	(951,224,619)	(836,900,040)	(1,534,233,558)	(213,577,303)	(515,809,489)

328,464,307	148,623,587	122,455,219	(101,319,903)	80,963,607	110,509,256

547,304,820	(429,033,175)	723,420,595	(1,513,171,068)	257,962,549	(162,209,876)

2,431,535,135	2,860,568,310	5,190,153,926	6,703,324,994	1,452,868,546	1,615,078,422

$2,978,839,955	$2,431,535,135	$5,913,574,521	$5,190,153,926	$1,710,831,095	$1,452,868,546

$5,602,172	$19,006,003	$(4,586,177)	$25,123,051	$(220,922)	$6,359,880

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets

U.S. Equity Fund
For the
Period Ended
February 28,
2010(a)
(Unaudited)

From operations:

Net investment income	$6,515
Net realized gain from investment transactions	13,467
Net unrealized gain on investments	66,959

Net increase in net assets resulting from operations	86,941

Distributions to shareholders:

From net investment income
Class A Shares	(7)
Class C Shares	(1)
Institutional Shares	(3,078)
Class IR Shares	(9)
Class R Shares	(5)

Total distributions to shareholders	(3,100)

From share transactions:

Net proceeds from sales of shares	3,063,541
Reinvestment of distributions	3,100
Cost of shares redeemed	(116)

Net increase in net assets resulting from share transactions	3,066,525

TOTAL INCREASE	3,150,366

Net assets:

Beginning of period	—

End of period	$3,150,366

Accumulated undistributed net investment income	$3,415

(a)	Commenced operations on November 30, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements
February 28, 2010 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-diversified

Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value	A, B, C, Institutional, Service, IR and R	Diversified

U.S. Equity	A, C, Institutional, IR and R	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Effective November 2, 2009, Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor. The U.S. Equity Fund commenced operations on November 30, 2009.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. FASB Financial Accounting Standards Codification — The Financial Accounting Standards Board (“FASB”) implemented its “Financial Accounting Standards Codification” (the “Codification”) as the single source of GAAP. While the Codification does not change GAAP, it introduces a new structure to the accounting literature and changes references to accounting standards and other authoritative accounting guidance that have been reflected in the Notes to Financial Statements.

B. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
February 28, 2010 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

C. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Funds as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.

D. Commission Recapture — Certain Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) from investments.

E. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

F. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Code applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Growth and Income	Quarterly	Annually

Large Cap Value, Mid Cap Value, Small Cap Value and U.S. Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Funds’ capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

G. Offering Costs — Offering costs paid in connection with the offering of shares of U.S. Equity Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations.

H. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds’ credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, computed daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
February 28, 2010 (Unaudited)

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended February 28, 2010, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Net
	Up to	Next	Next	Next	Over	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

Growth and Income	0.70%	0.63%	0.60%	0.59%	0.58%	0.68%

Large Cap Value	0.75	0.68	0.65	0.64	0.63	0.70

Mid Cap Value	0.75	0.75	0.68	0.65	0.64	0.70

Small Cap Value	1.00	1.00	0.90	0.86	0.84	1.00

U.S. Equity	0.70	0.63	0.60	0.59	0.58	0.70

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs is entitled to a fee accrued daily and paid monthly for distribution services and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

Goldman Sachs may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the six months ended February 28, 2010, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Growth and Income	$120,400	$—	$—

Large Cap Value	47,800	—	—

Mid Cap Value	79,800	—	—

Small Cap Value	25,600	—	—

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent for the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expenses reimbursement, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expenses limitations for Growth and Income, Large Cap Value, Mid Cap Value, Small Cap Value and U.S. Equity Funds as an annual percentage rate of average daily net assets are 0.054%, 0.064%, 0.104%, 0.064% and 0.044%, respectively. The Investment Adviser has agreed to maintain the expense limitation in place for the U.S. Equity Fund through at least November 24, 2010.
For the six months ended February 28, 2010, Other Expenses reimbursement were $95,000 and $137,000 for Growth and Income and U.S. Equity Funds, respectively.
As of February 28, 2010, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Growth and Income	$709	$206	$138	$1,053

Large Cap Value	1,558	196	189	1,943

Mid Cap Value	3,038	693	512	4,243

Small Cap Value	1,268	181	133	1,582

U.S. Equity	2	—	—	2

F. Line of Credit Facility — The Funds participate in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended February 28, 2010, the Funds did not have any borrowings under the facility.

G. Other Transactions with Affiliates — For the six months ended February 28, 2010, Goldman Sachs earned approximately $19,420, $62,258, $267,980 and $23,563 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, executed on behalf of Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds, respectively.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
February 28, 2010 (Unaudited)

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

An investment by the Funds representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined in the Act) of the Trust. The following table provides information about the investment by the Small Cap Value Fund in shares of issuers of which the Trust is an affiliate for the six months ended February 28, 2010 (in thousands):

	Number of			Number of
	Shares Held			Shares Held
	Beginning	Shares	Shares	End	Value at End	Dividend
Name of Affiliated Issuer	of Period	Bought	Sold	of Period	of Period	Income

Cardiac Science Corp.	1,252	4	—	1,256	$2,651	$—

Southcoast Financial Corp.	263	—	—	263	909	—

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following is a summary of the Funds’ investments categorized in the fair value hierarchy as of February 28, 2010:

Growth and Income	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$1,350,012,854	$13,485,018	$—
Short-term Investments	—	19,000,000	—
Securities Lending Reinvestment Vehicle	—	19,961,469	—

Total	$1,350,012,854	$52,446,487	$—

Large Cap Value	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$2,930,444,934	$—	$—
Short-term Investments	—	42,800,000	—
Securities Lending Reinvestment Vehicle	—	1,189,428	—

Total	$2,930,444,934	$43,989,428	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

4. FAIR VALUE OF INVESTMENTS (continued)

Mid Cap Value	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$5,797,309,585	$1,174,767	$—
Short-term Investments	—	184,500,000	—
Securities Lending Reinvestment Vehicle	—	212,737,536	—

Total	$5,797,309,585	$398,412,303	$—

Small Cap Value	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$1,668,571,016	$—	$—
Short-term Investments	—	38,700,000	—
Securities Lending Reinvestment Vehicle	—	220,754,499	—

Total	$1,668,571,016	$259,454,499	$—

U.S. Equity	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$3,118,543	$—	$—

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 28, 2010, were as follows:

		Sales and
Fund	Purchases	Maturities

Growth and Income	$640,216,940	$591,436,203

Large Cap Value	1,609,648,212	1,291,883,995

Mid Cap Value	2,948,712,468	2,768,486,639

Small Cap Value	474,762,763	397,746,484

U.S. Equity	3,506,134	468,017

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, certain Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
February 28, 2010 (Unaudited)

6. SECURITIES LENDING (continued)

recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds’ investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended February 28, 2010, are reported under Investment Income on the Statement of Operations. The table below details securities lending activity with affiliates of Goldman Sachs as of, and for the six months ended February 28, 2010:

		Amounts Received
	Earnings of GSAL	by the Funds	Amounts Payable to
	Relating to	from Lending to	Goldman Sachs
	Securities Loaned	Goldman Sachs	Upon Return of
	for the six months ended	for the six months ended	Securities Loaned as of
Fund	February 28, 2010	February 28, 2010	February 28, 2010

Growth and Income	$12,187	$21,287	$7,473,600

Large Cap Value	5,471	5,510	—

Mid Cap Value	81,976	142,065	48,117,500

Small Cap Value	72,203	24,051	27,254,575

The following table provides information about the Funds’ investment in the Enhanced Portfolio for the six months ended February 28, 2010 (in thousands):

	Number of			Number of
	Shares Held			Shares Held
	Beginning	Shares	Shares	End of	Value at End
Fund	of Period	Bought	Sold	Period	of Period

Growth and Income	42,388	191,655	(214,082)	19,961	$19,961

Large Cap Value	82,699	415,308	(496,818)	1,189	1,189

Mid Cap Value	613,695	717,576	(1,118,533)	212,738	212,738

Small Cap Value	224,868	367,182	(371,296)	220,754	220,754

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

7. TAX INFORMATION

As of the most recent fiscal year end, August 31, 2009, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Growth and	Large Cap	Mid Cap	Small Cap
	Income	Value	Value	Value	U.S. Equity

Capital loss carryforward:[1]
Expiring 2010	$(768,359)	$—	$—	$—	$—
Expiring 2017	(134,046,788)	(358,618,449)	(780,266,398)	(34,155,014)	—

Total capital loss carryforward	$(134,815,147)	$(358,618,449)	$(780,266,398)	$(34,155,014)	$—

Timing differences (post October losses)	$(343,145,162)	$(539,398,003)	$(869,946,700)	$(207,690,979)	$—

[1]	Expiration occurs on August 31 of the year indicated. Utilization of these losses may be limited under the Code.

As of February 28, 2010, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Growth and	Large Cap	Mid Cap	Small Cap
	Income	Value	Value	Value	U.S. Equity

Tax Cost	$1,324,723,530	$2,775,833,048	$5,652,414,864	$1,768,708,081	$3,051,584

Gross unrealized gain	150,643,743	353,923,244	795,757,829	300,610,963	111,360
Gross unrealized loss	(72,907,932)	(155,321,930)	(252,450,805)	(141,293,529)	(44,401)

Net unrealized security gain	$77,735,811	$198,601,314	$543,307,024	$159,317,434	$66,959

The difference between GAAP-basis and tax-basis unrealized gains is attributable primarily to wash sales, differences related to the tax treatment of partnership investments and return of capital distributions from real estate investment trusts as of the most recent fiscal year.

8. OTHER RISKS

Funds’ Shareholder Concentration Risk — As of February 28, 2010, Goldman Sachs Group, Inc. was the beneficial owner of approximately 100%, 100%, 98%, 100% and 100% of outstanding Class A, C, Institutional, IR and R Shares of the Goldman Sachs U.S. Equity Fund, respectively and 11% of outstanding Shares of Class IR of the Goldman Sachs Growth and Income Fund.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
February 28, 2010 (Unaudited)

10. SUBSEQUENT EVENT

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Other than the item discussed below, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Legal Proceedings — On April 16, 2010, the Securities and Exchange Commission (“SEC”) brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman, Sachs & Co. (“GS&Co.”) and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. GS&Co. and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters.
Neither Goldman Sachs Asset Management, L.P. or Goldman Sachs Asset Management International (collectively “GSAM”) nor any GSAM-managed funds have been named in the complaint. Moreover, the SEC complaint does not seek any penalties against them or against any employee who is or has been part of GSAM.
In the view of GS&Co. and GSAM, neither the matters alleged in this or any such similar proceedings nor their eventual resolution are likely to have a material effect on the ability of GS&Co., GSAM or their affiliates to provide services to GSAM-managed funds. Due to a provision in the law governing the operation of mutual funds, the resolution of the SEC action could, under certain circumstances, result in a situation in which GS&Co., GSAM and their affiliates would be ineligible to serve as an investment adviser or principal underwriter for U.S.-registered mutual funds absent an exemption from the SEC. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Growth and Income Fund
	For the Six Months Ended
	February 28, 2010		For the Fiscal Year Ended
	(Unaudited)		August 31, 2009
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,010,027	$37,689,597	8,026,517	$130,184,449
Reinvestment of distributions	303,267	5,616,528	1,419,437	22,818,084
Shares converted from Class B(a)	96,864	1,800,241	323,845	5,398,633
Shares redeemed	(7,117,463)	(132,867,676)	(18,816,353)	(308,431,337)

	(4,707,305)	(87,761,310)	(9,046,554)	(150,030,171)

Class B Shares
Shares sold	60,380	1,082,037	474,601	7,442,373
Reinvestment of distributions	10,662	191,475	74,819	1,150,930
Shares converted to Class A(a)	(100,125)	(1,800,241)	(334,781)	(5,398,633)
Shares redeemed	(398,086)	(7,170,854)	(1,191,684)	(18,992,117)

	(427,169)	(7,697,583)	(977,045)	(15,797,447)

Class C Shares
Shares sold	103,575	1,869,069	390,501	6,055,615
Reinvestment of distributions	5,750	102,716	36,697	561,272
Shares redeemed	(257,716)	(4,629,702)	(770,053)	(12,119,901)

	(148,391)	(2,657,917)	(342,855)	(5,503,014)

Institutional Shares
Shares sold	8,654,356	162,563,687	17,272,186	294,257,767
Reinvestment of distributions	215,335	4,045,881	263,089	4,234,340
Shares redeemed	(1,289,689)	(24,572,930)	(1,876,764)	(29,963,932)

	7,580,002	142,036,638	15,658,511	268,528,175

Service Shares
Shares sold	12,080	226,574	91,534	1,569,944
Reinvestment of distributions	271	5,009	470	7,548
Shares redeemed	(18,999)	(359,619)	(21,904)	(355,279)

	(6,648)	(128,036)	70,100	1,222,213

Class IR Shares
Shares sold	7,195	129,690	2	30
Reinvestment of distributions	33	608	12	198
Shares redeemed	(3,984)	(71,461)	(2)	(30)

	3,244	58,837	12	198

Class R Shares
Shares sold	12,848	237,166	16,549	262,810
Reinvestment of distributions	143	2,645	79	1,213
Shares redeemed	(3,952)	(72,924)	(107)	(1,807)

	9,039	166,887	16,521	262,216

NET INCREASE	2,302,772	$44,017,516	5,378,690	$98,682,170

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
February 28, 2010 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Large Cap Value Fund
	For the Six Months Ended
	February 28, 2010		For the Fiscal Year Ended
	(Unaudited)		August 31, 2009
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	13,891,957	$148,348,221	22,905,405	$199,821,453
Reinvestment of distributions	530,917	5,463,142	687,519	5,761,372
Shares converted from Class B(a)	77,366	800,579	157,037	1,441,785
Shares redeemed	(11,330,201)	(117,726,025)	(26,481,794)	(230,911,014)

	3,170,039	36,885,917	(2,731,833)	(23,886,404)

Class B Shares
Shares sold	90,952	919,768	434,588	3,773,091
Reinvestment of distributions	3,014	30,385	1,298	10,636
Shares converted to Class A(a)	(79,230)	(800,579)	(161,130)	(1,441,785)
Shares redeemed	(384,822)	(3,883,369)	(878,367)	(7,535,100)

	(370,086)	(3,733,795)	(603,611)	(5,193,158)

Class C Shares
Shares sold	577,689	5,802,278	1,193,021	10,149,097
Reinvestment of distributions	11,263	112,741	4,756	38,763
Shares redeemed	(1,040,457)	(10,511,966)	(2,570,877)	(21,677,204)

	(451,505)	(4,596,947)	(1,373,100)	(11,489,344)

Institutional Shares
Shares sold	49,934,248	528,516,290	94,904,453	844,540,734
Reinvestment of distributions	1,746,750	18,131,273	2,220,873	18,744,166
Shares redeemed	(23,783,055)	(250,027,797)	(76,579,204)	(678,936,029)

	27,897,943	296,619,766	20,546,122	184,348,871

Service Shares
Shares sold	183,142	1,906,126	436,267	3,863,595
Reinvestment of distributions	5,291	54,176	5,119	42,696
Shares redeemed	(203,918)	(2,093,638)	(278,441)	(2,449,046)

	(15,485)	(133,336)	162,945	1,457,245

Class IR Shares
Shares sold	483,081	4,976,367	1,419,193	11,907,727
Reinvestment of distributions	90,067	920,482	122,728	1,021,094
Shares redeemed	(433,132)	(4,481,226)	(1,095,846)	(9,716,150)

	140,016	1,415,623	446,075	3,212,671

Class R Shares
Shares sold	210,157	2,150,209	18,251	173,559
Reinvestment of distributions	1,321	13,435	26	223
Shares redeemed	(14,690)	(156,565)	(8)	(76)

	196,788	2,007,079	18,269	173,706

NET INCREASE	30,567,710	$328,464,307	16,464,867	$148,623,587

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Mid Cap Value Fund
	For the Six Months Ended
	February 28, 2010		For the Fiscal Year Ended
	(Unaudited)		August 31, 2009
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	16,288,320	$462,893,770	30,877,097	$697,025,965
Reinvestment of distributions	910,132	25,274,349	1,373,717	28,710,689
Shares converted from Class B(a)	35,092	985,202	142,563	3,403,069
Shares redeemed	(18,963,261)	(535,193,727)	(41,398,636)	(918,768,448)

	(1,729,717)	(46,040,406)	(9,005,259)	(189,628,725)

Class B Shares
Shares sold	39,066	1,060,756	143,251	3,054,556
Reinvestment of distributions	7,405	199,344	2,978	60,367
Shares converted to Class A(a)	(36,313)	(985,202)	(147,716)	(3,403,069)
Shares redeemed	(363,989)	(9,919,932)	(1,178,848)	(25,853,749)

	(353,831)	(9,645,034)	(1,180,335)	(26,141,895)

Class C Shares
Shares sold	461,560	12,569,602	848,060	18,187,695
Reinvestment of distributions	15,197	405,740	7,556	152,034
Shares redeemed	(798,533)	(21,597,780)	(2,389,394)	(51,287,669)

	(321,776)	(8,622,438)	(1,533,778)	(32,947,940)

Institutional Shares
Shares sold	13,857,953	394,863,063	26,384,046	596,133,158
Reinvestment of distributions	925,395	25,864,785	1,251,240	26,313,582
Shares redeemed	(8,486,826)	(241,147,622)	(20,847,764)	(471,950,385)

	6,296,522	179,580,226	6,787,522	150,496,355

Service Shares
Shares sold	1,174,809	33,067,985	2,747,749	61,548,237
Reinvestment of distributions	55,980	1,539,458	74,664	1,546,310
Shares redeemed	(1,031,592)	(28,774,519)	(2,989,304)	(66,366,724)

	199,197	5,832,924	(166,891)	(3,272,177)

Class IR Shares
Shares sold	42,305	1,202,827	5,484	125,208
Reinvestment of distributions	212	5,848	6	107
Shares redeemed	(8,074)	(232,637)	(244)	(5,617)

	34,443	976,038	5,246	119,698

Class R Shares(b)
Shares sold	14,617	405,286	2,444	55,747
Reinvestment of distributions	88	2,446	—	—
Shares redeemed	(1,182)	(33,823)	(41)	(966)

	13,523	373,909	2,403	54,781

NET INCREASE (DECREASE)	4,138,361	$122,455,219	(5,091,092)	$(101,319,903)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on January 6, 2009.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
February 28, 2010 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Value Fund
	For the Six Months Ended
	February 28, 2010		For the Fiscal Year Ended
	(Unaudited)		August 31, 2009
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,476,616	$106,258,115	8,916,426	$230,946,926
Reinvestment of distributions	110,658	3,313,099	111,519	2,577,210
Shares converted from Class B(a)	20,446	617,904	57,245	1,446,483
Shares redeemed	(3,598,025)	(109,265,182)	(10,340,307)	(258,551,135)

	9,695	923,936	(1,255,117)	(23,580,516)

Class B Shares
Shares sold	19,068	498,188	92,326	2,048,885
Reinvestment of distributions	—	—	2,249	45,476
Shares converted to Class A(a)	(23,450)	(617,904)	(65,582)	(1,446,483)
Shares redeemed	(178,332)	(4,736,132)	(392,191)	(8,423,835)

	(182,714)	(4,855,848)	(363,198)	(7,775,957)

Class C Shares
Shares sold	172,865	4,568,381	402,138	8,849,877
Reinvestment of distributions	787	20,539	3,266	65,944
Shares redeemed	(252,580)	(6,679,120)	(569,278)	(12,093,815)

	(78,928)	(2,090,200)	(163,874)	(3,177,994)

Institutional Shares
Shares sold	4,888,881	156,907,789	13,904,732	359,787,016
Reinvestment of distributions	198,414	6,222,275	201,955	4,879,231
Shares redeemed	(2,701,571)	(86,437,756)	(8,172,527)	(212,127,022)

	2,385,724	76,692,308	5,934,160	152,539,225

Service Shares
Shares sold	388,654	11,759,656	657,593	16,271,792
Reinvestment of distributions	8,102	238,279	5,522	125,285
Shares redeemed	(200,451)	(5,934,358)	(882,164)	(24,538,865)

	196,305	6,063,577	(219,049)	(8,141,788)

Class IR Shares
Shares sold	17,738	546,590	9,044	229,206
Reinvestment of distributions	141	4,215	3	62
Shares redeemed	(1,201)	(36,826)	(32)	(876)

	16,678	513,979	9,015	228,392

Class R Shares
Shares sold	136,735	4,187,029	18,044	491,817
Reinvestment of distributions	562	16,755	1	18
Shares redeemed	(16,121)	(487,929)	(2,737)	(73,941)

	121,176	3,715,855	15,308	417,894

NET INCREASE	2,467,936	$80,963,607	3,957,245	$110,509,256

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Equity Fund

	For the Period Ended
	February 28, 2010(a)
	(Unaudited)

	Shares	Dollars

Class A Shares
Shares sold	1,002	$10,026
Reinvestment of distributions	1	7
Shares redeemed	(1)	(10)

	1,002	10,023

Class C Shares
Shares sold	1,003	10,026
Reinvestment of distributions	—	1
Shares redeemed	(3)	(26)

	1,000	10,001

Institutional Shares
Shares sold	302,188	3,023,420
Reinvestment of distributions	298	3,078
Shares redeemed	(1)	(10)

	302,485	3,026,488

Class IR Shares
Shares sold	1,004	10,044
Reinvestment of distributions	1	9
Shares redeemed	(4)	(44)

	1,001	10,009

Class R Shares
Shares sold	1,002	10,025
Reinvestment of distributions	1	5
Shares redeemed	(3)	(26)

	1,000	10,004

NET INCREASE	306,488	$3,066,525

(a)	Commenced operations on November 30, 2009.

GOLDMAN SACHS GROWTH AND INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)

2010 - A	$17.65	$0.13	(c)	$1.58	$1.71	$(0.13)	$—	$(0.13)
2010 - B	17.06	0.06	(c)	1.54	1.60	(0.07)	—	(0.07)
2010 - C	16.98	0.06	(c)	1.52	1.58	(0.07)	—	(0.07)
2010 - Institutional	17.91	0.17	(c)	1.61	1.78	(0.17)	—	(0.17)
2010 - Service	17.63	0.12	(c)	1.59	1.71	(0.13)	—	(0.13)
2010 - IR	17.63	0.15	(c)	1.58	1.73	(0.16)	—	(0.16)
2010 - R	17.60	0.11	(c)	1.58	1.69	(0.12)	—	(0.12)

FOR THE FISCAL YEARS ENDED AUGUST 31,

2009 - A	23.10	0.32		(5.31)	(4.99)	(0.42)	(0.04)	(0.46)
2009 - B	22.35	0.19		(5.15)	(4.96)	(0.29)	(0.04)	(0.33)
2009 - C	22.24	0.19		(5.11)	(4.92)	(0.30)	(0.04)	(0.34)
2009 - Institutional	23.45	0.37		(5.37)	(5.00)	(0.50)	(0.04)	(0.54)
2009 - Service	23.09	0.30		(5.31)	(5.01)	(0.41)	(0.04)	(0.45)
2009 - IR	23.08	0.36		(5.30)	(4.94)	(0.47)	(0.04)	(0.51)
2009 - R	23.08	0.21		(5.24)	(5.03)	(0.41)	(0.04)	(0.45)

2008 - A	30.01	0.46		(3.51)	(3.05)	(0.46)	(3.40)	(3.86)
2008 - B	29.15	0.26		(3.41)	(3.15)	(0.25)	(3.40)	(3.65)
2008 - C	29.03	0.26		(3.39)	(3.13)	(0.26)	(3.40)	(3.66)
2008 - Institutional	30.41	0.55		(3.54)	(2.99)	(0.57)	(3.40)	(3.97)
2008 - Service	30.00	0.43		(3.50)	(3.07)	(0.44)	(3.40)	(3.84)
2008 - IR (Commenced November 30, 2007)	29.78	0.36		(3.25)	(2.89)	(0.41)	(3.40)	(3.81)
2008 - R (Commenced November 30, 2007)	29.78	0.28		(3.24)	(2.96)	(0.34)	(3.40)	(3.74)

2007 - A	28.45	0.48		2.92	3.40	(0.39)	(1.45)	(1.84)
2007 - B	27.69	0.24		2.84	3.08	(0.17)	(1.45)	(1.62)
2007 - C	27.60	0.23		2.84	3.07	(0.19)	(1.45)	(1.64)
2007 - Institutional	28.81	0.61		2.95	3.56	(0.51)	(1.45)	(1.96)
2007 - Service	28.45	0.44		2.92	3.36	(0.36)	(1.45)	(1.81)

2006 - A	25.55	0.46		2.86	3.32	(0.42)	—	(0.42)
2006 - B	24.86	0.24		2.82	3.06	(0.23)	—	(0.23)
2006 - C	24.78	0.25		2.80	3.05	(0.23)	—	(0.23)
2006 - Institutional	25.86	0.57		2.91	3.48	(0.53)	—	(0.53)
2006 - Service	25.54	0.42		2.88	3.30	(0.39)	—	(0.39)

2005 - A	22.88	0.41	(c)	2.61 (e)	3.02	(0.35)	—	(0.35)
2005 - B	22.27	0.22	(c)	2.54 (e)	2.76	(0.17)	—	(0.17)
2005 - C	22.21	0.22	(c)	2.53 (e)	2.75	(0.18)	—	(0.18)
2005 - Institutional	23.15	0.52	(c)	2.63 (e)	3.15	(0.44)	—	(0.44)
2005 - Service	22.87	0.38	(c)	2.61 (e)	2.99	(0.32)	—	(0.32)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from special dividends which amounted to $0.04 and $0.05 per share and 0.41% and 0.20% of average net assets, for the period ended February 28, 2010 and the fiscal year ended August 31, 2005, respectively.
(d)	Annualized.
(e)	Reflects an increase of $0.02 due to payments by affiliates during the period to reimburse certain security claims.

(f)	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated, the performance would have been 13.33%, 12.45%, 12.45%, 13.78% and 13.20% for Class A, Class B, Class C, Institutional and Service Shares, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$19.23	9.74%	$771,982	1.17	%(d)	1.18	%(d)	1.41	%(c)(d)	44%
18.59	9.38	49,981	1.92	(d)	1.93	(d)	0.67	(c)(d)	44
18.49	9.32	29,298	1.92	(d)	1.93	(d)	0.66	(c)(d)	44
19.52	9.99	526,612	0.77	(d)	0.78	(d)	1.82	(c)(d)	44
19.21	9.72	2,824	1.27	(d)	1.28	(d)	1.31	(c)(d)	44
19.20	9.87	70	0.92	(d)	0.93	(d)	1.64	(c)(d)	44
19.17	9.62	497	1.42	(d)	1.43	(d)	1.17	(c)(d)	44

17.65	(21.36)	791,636	1.18		1.21		1.97		75
17.06	(22.00)	53,176	1.93		1.96		1.23		75
16.98	(21.95)	29,421	1.93		1.96		1.22		75
17.91	(21.09)	347,526	0.78		0.81		2.29		75
17.63	(21.48)	2,709	1.28		1.31		1.85		75
17.63	(21.17)	7	0.93		0.96		2.20		75
17.60	(21.58)	297	1.43		1.46		1.33		75

23.10	(11.57)	1,245,353	1.16		1.16		1.77		69
22.35	(12.26)	91,496	1.91		1.91		1.03		69
22.24	(12.24)	46,177	1.91		1.91		1.02		69
23.45	(11.22)	87,766	0.76		0.76		2.07		69
23.09	(11.65)	1,929	1.26		1.26		1.67		69
23.08	(11.10)	9	0.91	(d)	0.91	(d)	1.96	(d)	69
23.08	(11.36)	9	1.41	(d)	1.41	(d)	1.53	(d)	69

30.01	12.10	1,542,986	1.16		1.17		1.60		98
29.15	11.25	147,110	1.91		1.92		0.82		98
29.03	11.24	65,632	1.91		1.92		0.81		98
30.41	12.53	57,352	0.76		0.77		2.00		98
30.00	11.97	1,251	1.26		1.27		1.47		98

28.45	13.14	1,061,063	1.18		1.19		1.72		51
27.69	12.36	64,579	1.93		1.94		0.93		51
27.60	12.33	18,834	1.93		1.94		0.97		51
28.81	13.62	27,590	0.78		0.79		2.14		51
28.45	13.06	1,013	1.28		1.29		1.59		51

25.55	13.37 (f)	924,479	1.19		1.21		1.65	(c)	45
24.86	12.50 (f)	92,469	1.94		1.96		0.91	(c)	45
24.78	12.49 (f)	16,149	1.94		1.96		0.89	(c)	45
25.86	13.83 (f)	19,226	0.79		0.81		1.94	(c)	45
25.54	13.24 (f)	1,083	1.29		1.31		1.57	(c)	45

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)

2010 - A	$9.81	$0.05	(c)	$0.94	$0.99	$(0.10)	$—	$(0.10)
2010 - B	9.56	0.01	(c)	0.91	0.92	(0.02)	—	(0.02)
2010 - C	9.49	0.01	(c)	0.91	0.92	(0.03)	—	(0.03)
2010 - Institutional	9.92	0.07	(c)	0.94	1.01	(0.13)	—	(0.13)
2010 - Service	9.76	0.04	(c)	0.93	0.97	(0.09)	—	(0.09)
2010 - IR	9.76	0.06	(c)	0.93	0.99	(0.12)	—	(0.12)
2010 - R	9.72	0.04	(c)	0.93	0.97	(0.12)	—	(0.12)

FOR THE FISCAL YEARS ENDED AUGUST 31,

2009 - A	12.37	0.10		(2.56)	(2.46)	(0.10)	—	(0.10)
2009 - B	11.99	0.03		(2.45)	(2.42)	(0.01)	—	(0.01)
2009 - C	11.92	0.03		(2.45)	(2.42)	(0.01)	—	(0.01)
2009 - Institutional	12.52	0.13		(2.58)	(2.45)	(0.15)	—	(0.15)
2009 - Service	12.30	0.09		(2.54)	(2.45)	(0.09)	—	(0.09)
2009 - IR	12.33	0.12		(2.54)	(2.42)	(0.15)	—	(0.15)
2009 - R	12.31	0.09		(2.56)	(2.47)	(0.12)	—	(0.12)

2008 - A	14.95	0.15		(1.61)	(1.46)	(0.12)	(1.00)	(1.12)
2008 - B	14.54	0.05		(1.57)	(1.52)	(0.03)	(1.00)	(1.03)
2008 - C	14.46	0.05		(1.56)	(1.51)	(0.03)	(1.00)	(1.03)
2008 - Institutional	15.12	0.21		(1.63)	(1.42)	(0.18)	(1.00)	(1.18)
2008 - Service	14.88	0.13		(1.59)	(1.46)	(0.12)	(1.00)	(1.12)
2008 - IR (Commenced November 30, 2007)	14.89	0.10		(1.47)	(1.37)	(0.19)	(1.00)	(1.19)
2008 - R (Commenced November 30, 2007)	14.89	0.09		(1.49)	(1.40)	(0.18)	(1.00)	(1.18)

2007 - A	13.80	0.15		1.62	1.77	(0.12)	(0.50)	(0.62)
2007 - B	13.44	0.04		1.58	1.62	(0.02)	(0.50)	(0.52)
2007 - C	13.40	0.04		1.57	1.61	(0.05)	(0.50)	(0.55)
2007 - Institutional	13.94	0.21		1.64	1.85	(0.17)	(0.50)	(0.67)
2007 - Service	13.75	0.14		1.60	1.74	(0.11)	(0.50)	(0.61)

2006 - A	13.40	0.12		1.36	1.48	(0.09)	(0.99)	(1.08)
2006 - B	13.09	0.02		1.32	1.34	—	(0.99)	(0.99)
2006 - C	13.06	0.03		1.31	1.34	(0.01)	(0.99)	(1.00)
2006 - Institutional	13.52	0.18		1.37	1.55	(0.14)	(0.99)	(1.13)
2006 - Service	13.37	0.11		1.35	1.46	(0.09)	(0.99)	(1.08)

2005 - A	11.80	0.13	(c)	1.65	1.78	(0.09)	(0.09)	(0.18)
2005 - B	11.54	0.04	(c)	1.61	1.65	(0.01)	(0.09)	(0.10)
2005 - C	11.53	0.03	(c)	1.61	1.64	(0.02)	(0.09)	(0.11)
2005 - Institutional	11.90	0.19	(c)	1.66	1.85	(0.14)	(0.09)	(0.23)
2005 - Service	11.80	0.12	(c)	1.65	1.77	(0.11)	(0.09)	(0.20)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from special dividends which amounted to $0.02 and $0.03 per share and 0.45% and 0.21% of average net assets, for the six months ended February 28, 2010 and the fiscal year ended August 31, 2005, respectively.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$10.70	10.10%	$723,101	1.17	%(d)	1.17	%(d)	0.98	%(c)(d)	48%
10.46	9.61	18,493	1.92	(d)	1.92	(d)	0.24	(c)(d)	48
10.38	9.66	61,081	1.92	(d)	1.92	(d)	0.24	(c)(d)	48
10.80	10.28	2,082,839	0.77	(d)	0.77	(d)	1.37	(c)(d)	48
10.64	10.00	8,529	1.27	(d)	1.27	(d)	0.87	(c)(d)	48
10.63	10.21	82,518	0.92	(d)	0.92	(d)	1.25	(c)(d)	48
10.57	10.04	2,280	1.42	(d)	1.42	(d)	0.84	(c)(d)	48

9.81	(19.76)	632,096	1.19		1.19		1.08		83
9.56	(20.22)	20,429	1.94		1.94		0.34		83
9.49	(20.32)	60,130	1.94		1.94		0.34		83
9.92	(19.38)	1,636,325	0.79		0.79		1.48		83
9.76	(19.80)	7,974	1.29		1.29		0.97		83
9.76	(19.46)	74,396	0.94		0.94		1.33		83
9.72	(19.94)	185	1.44		1.44		0.98		83

12.37	(10.55)	830,475	1.17		1.17		1.11		81
11.99	(11.24)	32,884	1.92		1.92		0.37		81
11.92	(11.26)	91,900	1.92		1.92		0.36		81
12.52	(10.19)	1,808,728	0.77		0.77		1.50		81
12.30	(10.65)	8,044	1.27		1.27		0.99		81
12.33	(10.10)	88,528	0.92	(d)	0.92	(d)	1.20	(d)	81
12.31	(10.29)	9	1.42	(d)	1.42	(d)	0.94	(d)	81

14.95	13.01	1,014,800	1.19		1.19		1.02		92
14.54	12.19	45,416	1.94		1.94		0.27		92
14.46	12.19	113,208	1.94		1.94		0.28		92
15.12	13.48	1,482,513	0.79		0.79		1.43		92
14.88	12.88	7,418	1.29		1.29		0.93		92

13.80	11.67	707,319	1.23		1.23		0.94		66
13.44	10.78	24,939	1.98		1.98		0.17		66
13.40	10.85	54,910	1.98		1.98		0.19		66
13.94	12.12	506,910	0.83		0.83		1.35		66
13.75	11.56	4,756	1.33		1.33		0.86		66

13.40	15.16	518,376	1.25		1.26		1.03	(c)	70
13.09	14.35	25,040	2.00		2.01		0.29	(c)	70
13.06	14.28	37,503	2.00		2.01		0.25	(c)	70
13.52	15.61	321,210	0.85		0.86		1.45	(c)	70
13.37	15.08	2,523	1.35		1.36		0.87	(c)	70

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)

2010 - A	$26.29	$0.14	(c)	$3.19	$3.33	$(0.28)	$—	$(0.28)
2010 - B	25.36	0.04	(c)	3.08	3.12	(0.08)	—	(0.08)
2010 - C	25.17	0.03	(c)	3.06	3.09	(0.10)	—	(0.10)
2010 - Institutional	26.52	0.20	(c)	3.21	3.41	(0.38)	—	(0.38)
2010 - Service	26.02	0.13	(c)	3.16	3.29	(0.26)	—	(0.26)
2010 - IR	26.16	0.14	(c)	3.21	3.35	(0.38)	—	(0.38)
2010 - R	26.26	0.10	(c)	3.19	3.29	(0.32)	—	(0.32)

FOR THE FISCAL YEARS ENDED AUGUST 31,

2009 - A	33.11	0.24		(6.77)	(6.53)	(0.29)	—	(0.29)
2009 - B	31.77	0.06		(6.45)	(6.39)	(0.02)	—	(0.02)
2009 - C	31.54	0.06		(6.40)	(6.34)	(0.03)	—	(0.03)
2009 - Institutional	33.47	0.33		(6.86)	(6.53)	(0.42)	—	(0.42)
2009 - Service	32.78	0.21		(6.70)	(6.49)	(0.27)	—	(0.27)
2009 - IR	33.01	0.23		(6.71)	(6.48)	(0.37)	—	(0.37)
2009 - R (Commenced January 6, 2009)	22.89	0.04		3.33	3.37	—	—	—

2008 - A	39.84	0.28		(2.61)	(2.33)	(0.19)	(4.21)	(4.40)
2008 - B	38.47	0.01		(2.50)	(2.49)	—	(4.21)	(4.21)
2008 - C	38.23	0.01		(2.49)	(2.48)	—	(4.21)	(4.21)
2008 - Institutional	40.24	0.42		(2.62)	(2.20)	(0.36)	(4.21)	(4.57)
2008 - Service	39.49	0.24		(2.57)	(2.33)	(0.17)	(4.21)	(4.38)
2008 - IR (Commenced November 30, 2007)	39.32	0.25		(1.98)	(1.73)	(0.37)	(4.21)	(4.58)

2007 - A	36.84	0.23		4.62	4.85	(0.18)	(1.67)	(1.85)
2007 - B	35.73	(0.07)		4.48	4.41	—	(1.67)	(1.67)
2007 - C	35.52	(0.07)		4.45	4.38	—	(1.67)	(1.67)
2007 - Institutional	37.18	0.40		4.66	5.06	(0.33)	(1.67)	(2.00)
2007 - Service	36.57	0.19		4.57	4.76	(0.17)	(1.67)	(1.84)

2006 - A	36.88	0.18		2.30	2.48	(0.13)	(2.39)	(2.52)
2006 - B	35.96	(0.09)		2.25	2.16	—	(2.39)	(2.39)
2006 - C	35.76	(0.09)		2.24	2.15	—	(2.39)	(2.39)
2006 - Institutional	37.17	0.33		2.32	2.65	(0.25)	(2.39)	(2.64)
2006 - Service	36.67	0.15		2.29	2.44	(0.15)	(2.39)	(2.54)

2005 - A	30.82	0.15		8.36	8.51	(0.10)	(2.35)	(2.45)
2005 - B	30.23	(0.11)		8.19	8.08	—	(2.35)	(2.35)
2005 - C	30.08	(0.11)		8.14	8.03	—	(2.35)	(2.35)
2005 - Institutional	31.01	0.29		8.41	8.70	(0.19)	(2.35)	(2.54)
2005 - Service	30.68	0.12		8.31	8.43	(0.09)	(2.35)	(2.44)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income from special dividends which amounted to $0.09 per share and 0.66% of average net assets.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$29.34	12.73%	$2,885,294	1.17	%(d)	1.17	%(d)	1.01	%(c)(d)	47%
28.40	12.32	71,616	1.92	(d)	1.92	(d)	0.27	(c)(d)	47
28.16	12.29	158,125	1.92	(d)	1.92	(d)	0.26	(c)(d)	47
29.55	12.95	2,567,401	0.77	(d)	0.77	(d)	1.41	(c)(d)	47
29.05	12.71	229,509	1.27	(d)	1.27	(d)	0.91	(c)(d)	47
29.13	12.88	1,164	0.92	(d)	0.92	(d)	1.04	(c)(d)	47
29.23	12.60	466	1.42	(d)	1.42	(d)	0.72	(c)(d)	47

26.29	(19.49)	2,630,467	1.19		1.19		1.03		104
25.36	(20.10)	72,920	1.94		1.94		0.30		104
25.17	(20.07)	149,393	1.94		1.94		0.29		104
26.52	(19.18)	2,136,745	0.79		0.79		1.42		104
26.02	(19.60)	200,421	1.29		1.29		0.93		104
26.16	(19.33)	145	0.94		0.94		0.97		104
26.26	14.72	63	1.44	(d)	1.44	(d)	0.28	(d)	104

33.11	(6.50)	3,611,466	1.16		1.16		0.78		85
31.77	(7.20)	128,844	1.91		1.91		0.03		85
31.54	(7.22)	235,637	1.91		1.91		0.03		85
33.47	(6.11)	2,469,463	0.76		0.76		1.18		85
32.78	(6.59)	257,906	1.26		1.26		0.67		85
33.01	(5.12)	9	0.91	(d)	0.91	(d)	1.03	(d)	85

39.84	13.25	4,363,868	1.16		1.16		0.57		74
38.47	12.42	191,174	1.91		1.91		(0.18)		74
38.23	12.41	348,637	1.91		1.91		(0.18)		74
40.24	13.70	2,644,803	0.76		0.76		0.97		74
39.49	13.13	281,788	1.26		1.26		0.47		74

36.84	7.14	3,434,753	1.17		1.19		0.51		49
35.73	6.34	206,336	1.92		1.94		(0.25)		49
35.52	6.35	353,614	1.92		1.94		(0.25)		49
37.18	7.58	1,837,408	0.77		0.79		0.91		49
36.57	7.05	161,237	1.27		1.29		0.42		49

36.88	28.68	2,714,610	1.22		1.23		0.43		58
35.96	27.76	234,405	1.97		1.98		(0.34)		58
35.76	27.73	360,806	1.97		1.98		(0.31)		58
37.17	29.20	1,253,069	0.82		0.83		0.82		58
36.67	28.55	79,224	1.32		1.33		0.35		58

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)

2010 - A	$28.58	$0.06	(c)	$3.55	$3.61	$(0.17)	$—	$(0.17)
2010 - B	24.88	(0.05	)(c)	3.10	3.05	—	—	—
2010 - C	24.85	(0.05	)(c)	3.09	3.04	(0.01)	—	(0.01)
2010 - Institutional	29.99	0.12	(c)	3.73	3.85	(0.27)	—	(0.27)
2010 - Service	28.05	0.04	(c)	3.51	3.55	(0.15)	—	(0.15)
2010 - IR	28.55	0.08	(c)	3.56	3.64	(0.26)	—	(0.26)
2010 - R	28.53	0.01	(c)	3.55	3.56	(0.24)	—	(0.24)

FOR THE FISCAL YEARS ENDED AUGUST 31,

2009 - A	34.71	0.18		(6.18)	(6.00)	(0.09)	(0.04)	(0.13)
2009 - B	30.31	(0.01)		(5.38)	(5.39)	—	(0.04)	(0.04)
2009 - C	30.27	(0.01)		(5.37)	(5.38)	—	(0.04)	(0.04)
2009 - Institutional	36.43	0.29		(6.47)	(6.18)	(0.22)	(0.04)	(0.26)
2009 - Service	34.02	0.15		(6.03)	(5.88)	(0.05)	(0.04)	(0.09)
2009 - IR	34.71	0.14		(6.08)	(5.94)	(0.18)	(0.04)	(0.22)
2009 - R	34.61	(0.01)		(6.01)	(6.02)	(0.02)	(0.04)	(0.06)

2008 - A	44.74	0.05		(2.64)	(2.59)	—	(7.44)	(7.44)
2008 - B	40.33	(0.20)		(2.38)	(2.58)	—	(7.44)	(7.44)
2008 - C	40.29	(0.21)		(2.37)	(2.58)	—	(7.44)	(7.44)
2008 - Institutional	46.46	0.20		(2.74)	(2.54)	(0.05)	(7.44)	(7.49)
2008 - Service	44.04	—	(e)	(2.58)	(2.58)	—	(7.44)	(7.44)
2008 - IR (Commenced November 30, 2007)	42.18	0.09		(0.06)	0.03	(0.06)	(7.44)	(7.50)
2008 - R (Commenced November 30, 2007)	42.18	(0.03)		(0.06)	(0.09)	(0.04)	(7.44)	(7.48)

2007 - A	43.93	(0.01)		4.60	4.59	—	(3.78)	(3.78)
2007 - B	40.23	(0.31)		4.19	3.88	—	(3.78)	(3.78)
2007 - C	40.19	(0.31)		4.19	3.88	—	(3.78)	(3.78)
2007 - Institutional	45.40	0.18		4.75	4.93	(0.09)	(3.78)	(3.87)
2007 - Service	43.34	(0.06)		4.54	4.48	—	(3.78)	(3.78)

2006 - A	43.07	0.02		4.07	4.09	—	(3.23)	(3.23)
2006 - B	39.98	(0.28)		3.76	3.48	—	(3.23)	(3.23)
2006 - C	39.95	(0.28)		3.75	3.47	—	(3.23)	(3.23)
2006 - Institutional	44.24	0.19		4.20	4.39	—	(3.23)	(3.23)
2006 - Service	42.58	(0.04)		4.03	3.99	—	(3.23)	(3.23)

2005 - A	39.25	0.06		6.39 (f)	6.45	—	(2.63)	(2.63)
2005 - B	36.86	(0.23)		5.98 (f)	5.75	—	(2.63)	(2.63)
2005 - C	36.84	(0.23)		5.97 (f)	5.74	—	(2.63)	(2.63)
2005 - Institutional	40.09	0.20		6.58 (f)	6.78	—	(2.63)	(2.63)
2005 - Service	38.86	—	(e)	6.35 (f)	6.35	—	(2.63)	(2.63)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.12% of average net assets.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

(f)	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.

(g)	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated the performance would have been 16.71%, 15.85%, 15.83%, 17.20% and 16.61% for Class A, Class B, Class C, Institutional, and Service Shares, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$32.02	12.68%	$657,646	1.48	%(d)	1.48	%(d)	0.39	%(c)(d)	22%
27.93	12.26	22,945	2.23	(d)	2.23	(d)	(0.34	)(c)(d)	22
27.88	12.25	52,712	2.23	(d)	2.23	(d)	(0.35	)(c)(d)	22
33.57	12.92	915,789	1.08	(d)	1.08	(d)	0.79	(c)(d)	22
31.45	12.70	56,553	1.58	(d)	1.58	(d)	0.29	(c)(d)	22
31.93	12.83	830	1.23	(d)	1.23	(d)	0.56	(c)(d)	22
31.85	12.55	4,357	1.73	(d)	1.73	(d)	0.04	(c)(d)	22

28.58	(17.20)	586,680	1.50		1.50		0.72		47
24.88	(17.76)	24,984	2.25		2.25		(0.01)		47
24.85	(17.75)	48,935	2.25		2.25		(0.03)		47
29.99	(16.78)	746,624	1.10		1.10		1.10		47
28.05	(17.24)	44,935	1.60		1.60		0.60		47
28.55	(16.95)	266	1.25		1.25		0.57		47
28.53	(17.35)	445	1.75		1.75		(0.02)		47

34.71	(5.66)	756,153	1.48		1.48		0.11		51
30.31	(6.36)	41,450	2.23		2.23		(0.63)		51
30.27	(6.36)	64,587	2.23		2.23		(0.63)		51
36.43	(5.30)	690,912	1.08		1.08		0.50		51
34.02	(5.74)	61,956	1.58		1.58		0.01		51
34.71	0.20	10	1.23	(d)	1.23	(d)	0.39	(d)	51
34.61	(0.11)	10	1.73	(d)	1.73	(d)	(0.07	)(d)	51

44.74	10.59	1,003,510	1.46		1.47		(0.01)		69
40.33	9.75	68,532	2.21		2.22		(0.74)		69
40.29	9.76	97,013	2.21		2.22		(0.75)		69
46.46	11.04	801,476	1.06		1.07		0.39		69
44.04	10.47	57,875	1.56		1.57		(0.13)		69

43.93	10.01	994,880	1.47		1.48		0.04		46
40.23	9.21	83,531	2.22		2.23		(0.70)		46
40.19	9.19	110,108	2.22		2.23		(0.70)		46
45.40	10.45	711,046	1.07		1.08		0.43		46
43.34	9.88	45,735	1.58		1.58		(0.10)		46

43.07	16.73 (g)	1,071,447	1.48		1.48		0.14		48
39.98	15.88 (g)	107,342	2.23		2.23		(0.59)		48
39.95	15.86 (g)	129,767	2.23		2.23		(0.60)		48
44.24	17.23 (g)	655,181	1.08		1.08		0.48		48
42.58	16.64 (g)	31,806	1.58		1.58		—		48

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from			Distributions to
	Net asset	investment operations			shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income (loss)(a)	gain	operations	income

FOR THE PERIOD ENDED FEBRUARY 28, (UNAUDITED)

2010 - A(e)	$10.00	$0.01	$0.27	$0.28	$(0.01)
2010 - C(e)	10.00	(0.01)	0.27	0.26	— (d)
2010 - Institutional(e)	10.00	0.02	0.27	0.29	(0.01)
2010 - IR(e)	10.00	0.02	0.27	0.29	(0.01)
2010 - R(e)	10.00	0.01	0.27	0.28	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.
(e)	Commenced operations on November 30, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY FUND

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income (loss)	Portfolio
value, end	Total	period	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	rate

$10.27	2.77%	$10	1.18%	19.32%	0.45%	16%
10.26	2.60	10	1.93	20.07	(0.29)	16
10.28	2.90	3,109	0.78	18.92	0.87	16
10.28	2.89	10	0.93	19.07	0.77	16
10.27	2.75	10	1.43	19.57	0.20	16

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended February 28, 2010 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2009 through February 28, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Growth and Income Fund				Large Cap Value Fund				Mid Cap Value Fund				Small Cap Value Fund				U.S Equity Fund‡
				Expenses				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended
Share Class	9/1/09	2/28/10		2/28/10*	9/1/09	2/28/10		2/28/10*	9/1/09	2/28/10		2/28/10*	9/1/09	2/28/10		2/28/10*	11/30/09	2/28/10		2/28/10*
Class A
Actual	$1,000.00	$1,097.40		$6.08	$1,000.00	$1,101.00		$6.09	$1,000.00	$1,127.30		$6.17	$1,000.00	$1,126.80		$7.80	$1,000.00	$1,027.70		$2.95
Hypothetical 5% return	1,000.00	1,018.99	+	5.86	1,000.00	1,018.99	+	5.86	1,000.00	1,018.99	+	5.86	1,000.00	1,017.46	+	7.40	1,000.00	1,009.42	+	2.92

Class B
Actual	1,000.00	1,093.80		9.97	1,000.00	1,096.10		9.98	1,000.00	1,123.20		10.11	1,000.00	1,122.60		11.74	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,015.27	+	9.59	1,000.00	1,015.27	+	9.59	1,000.00	1,015.27	+	9.59	1,000.00	1,013.74	+	11.13	N/A	N/A		N/A

Class C
Actual	1,000.00	1,093.20		9.96	1,000.00	1,096.60		9.98	1,000.00	1,122.90		10.11	1,000.00	1,122.50		11.74	1,000.00	1,026.00		4.82
Hypothetical 5% return	1,000.00	1,015.27	+	9.59	1,000.00	1,015.27	+	9.59	1,000.00	1,015.27	+	9.59	1,000.00	1,013.74	+	11.13	1,000.00	1,007.57	+	4.78

Institutional
Actual	1,000.00	1,099.90		4.01	1,000.00	1,102.80		4.01	1,000.00	1,129.50		4.07	1,000.00	1,129.20		5.70	1,000.00	1,029.00		1.95
Hypothetical 5% return	1,000.00	1,020.98	+	3.86	1,000.00	1,020.98	+	3.86	1,000.00	1,020.98	+	3.86	1,000.00	1,019.44	+	5.41	1,000.00	1,010.41	+	1.93

Service
Actual	1,000.00	1,097.20		6.60	1,000.00	1,100.00		6.61	1,000.00	1,127.10		6.70	1,000.00	1,127.00		8.33	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.50	+	6.36	1,000.00	1,018.50	+	6.36	1,000.00	1,018.50	+	6.36	1,000.00	1,016.96	+	7.90	N/A	N/A		N/A

Class IR
Actual	1,000.00	1,098.70		4.79	1,000.00	1,102.10		4.80	1,000.00	1,128.80		4.86	1,000.00	1,128.30		6.49	1,000.00	1,028.90		2.33
Hypothetical 5% return	1,000.00	1,020.23	+	4.61	1,000.00	1,020.23	+	4.61	1,000.00	1,020.23	+	4.61	1,000.00	1,018.70	+	6.16	1,000.00	1,010.04	+	2.30

Class R
Actual	1,000.00	1,096.20		7.38	1,000.00	1,100.40		7.40	1,000.00	1,126.00		7.49	1,000.00	1,125.50		9.12	1,000.00	1,027.50		3.57
Hypothetical 5% return	1,000.00	1,017.75	+	7.10	1,000.00	1,017.75	+	7.10	1,000.00	1,017.75	+	7.10	1,000.00	1,016.22	+	8.65	1,000.00	1,008.80	+	3.54

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Growth and Income	1.17%	1.92%	1.92%	0.77%	1.27%	0.92%	1.42%
Large Cap Value	1.17	1.92	1.92	0.77	1.27	0.92	1.42
Mid Cap Value	1.17	1.92	1.92	0.77	1.27	0.92	1.42
Small Cap Value	1.48	2.23	2.23	1.08	1.58	1.23	1.73
U.S. Equity	1.18	N/A	1.93	0.78	N/A	0.93	1.43

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

‡	Commenced operations on November 30, 2009.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs U.S. Equity Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on November 30, 2009. At a meeting held on November 19, 2009 (the “Meeting”) in connection with the Fund’s organization, the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Fund’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for a term lasting until June 30, 2010.
At the Meeting the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed fees and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s potential economies of scale; the Investment Adviser’s proposal to voluntarily reduce or limit certain expenses of the Fund that exceed a specified level; and other potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund.
In connection with the Meeting, the Trustees received written materials and oral presentations, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at a prior Board meeting, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time. During the course of their deliberations, the Independent Trustees met in executive session with their independent counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent and Quality of the Services Provided Under the Management Agreement and the Investment Adviser’s Performance
As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and the other, non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates for the Fund. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. The Trustees also considered the experience and capabilities of the Fund’s proposed portfolio management team and the fact that the Fund would utilize the research capabilities of the Investment Adviser’s Fundamental Equity Growth and Fundamental Equity Value teams. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. In this regard, the Trustees noted that, although the Fund was new, the Investment Adviser had past experience in managing other large cap domestic equity portfolios, including other registered large cap domestic equity funds of which the Trustees exercised oversight, and that many of the portfolio management personnel who would be providing services to the Fund were currently providing services to certain of those other registered funds. The Trustees reviewed investment performance information of the Investment Adviser’s institutional composite of other accounts having investment objectives and strategies similar to those of the Fund. This composite information included absolute performance and performance relative to the composite’s benchmark index since 2002. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services to be Provided and Profitability
The Board of Trustees also considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which included both advisory and certain administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.
In particular, the Trustees reviewed information on the proposed fees and the Fund’s projected total operating expense ratios, and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data (the “Outside Data Provider”). The analysis provided a comparison of the Fund’s proposed management fee and projected total expenses to those of a peer group and a category median. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.
The Trustees considered the Investment Adviser’s undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level. In addition, the Trustees recognized that the Fund did not yet have profitability data to evaluate.
The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Investment Adviser. They also noted that shareholders would be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Economies of Scale
The Independent Trustees considered the proposed breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Management Fee
Average Daily Net Assets	Annual Rate

First $1 billion	0.70%
Next $1 billion	0.63
Next $3 billion	0.60
Next $3 billion	0.59
Over $8 billion	0.58

In approving these fee breakpoints, the Trustees considered information regarding the Investment Adviser’s potential economies of scale, if any, and whether the Fund and its shareholders would participate in the benefits of those economies. In this regard, the Trustees considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group. The Trustees noted again that the Fund was new and that the costs of the Investment Adviser in providing its services, and the related profitability information, would be reviewed periodically by the Trustees. The Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels. The Trustees also noted the Investment Adviser’s undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”), an affiliate of the Investment Adviser; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) soft dollar benefits received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the Investment Adviser’s ability to leverage relationships with the Fund’s third party service providers to attract more firmwide business.

Conclusion
In connection with their approval of the Management Agreement for the Fund at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, its anticipated costs and the Fund’s reasonably anticipated asset levels, and that the Management Agreement should be approved until June 30, 2010.

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $753.4 billion in assets under management as of December 31, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]■ Institutional Liquid Assets Prime Obligations Portfolio
■ Institutional Liquid Assets Tax-Exempt Diversified Portfolio
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Tax-Free Money Market Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund

Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund

Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund

Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund

■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund

Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund
■ Structured International Equity Flex Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International
Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[3]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[3]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2008 year-end assets. Ranked 9th in Total Assets Worldwide. Pensions&Investments, May 2009.

[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates. The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

A prospectus for the Funds containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Funds.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s Website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2010 Goldman, Sachs & Co. All rights reserved. 34775.MF.TMPL EQVALSAR10 / 415K / 04-10

ITEM 2.	CODE OF ETHICS.

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Trust's Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant's Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Trust

Date: May 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Trust

Date: May 7, 2010

/s/ George F. Travers

By: George F. Travers
Chief Financial Officer of
Goldman Sachs Trust

Date: May 7, 2010